LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is made as of the 30th day of January, 1997, by and between EMERITUS PROPERTIES m, INC., a Washington corporation ("Borrower"), and OCWEN FEDERAL BANK
FSB, a federally chartered savings bank
("Lender").

     Terms which are used in this Agreement and not otherwise defined herein shall have the meanings set forth in Article I below.


RE CITALS

     Borrower has requested that Lender make a loan to Borrower in the maximum aggregate principal amount of Six Million Four Hundred
Sixty-Five Thousand and No/100 Dollars
($6,465,000.00) (the "Loan"), the proceeds of which will be used for the acquisition of certain real property situated in Pierce County, Washington, and the construction of a one hundred
(100) unit Assisted Living Facility thereon.

     Lender has agreed to make the Loan upon and subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of these premises and the mutual promises herein contarned, the parties intending to be legally bound agree as follows:


ARTICLE I.

CERTAIN DEFINITIONS

     1.1. "ACCREDITATION BODY" shall have the meaning ascribed to such term in the Operating
Agreement.

     1.2. "ACQUISITION ADVANCE" shall have the meaning ascribed to such term in Section 3.
1(a)(ii).

     1.3. "ACQUISITION CONTRACT" shall mean the purchase and sale agreement previously submitted by Borrower to Lender pursuant to which Borrower will acquire the Land.

     1.4. "ADDITIONAL INTEREST" shall have the meaning ascribed to such term in the Note.

     1.5. "ADVANCE" shall mean a disbursement by Lender of any of the proceeds of the Loan and, if the context requires, a disbursement of any part of Borrower's Deposit or the Mandatory Sweep
Account.

     1.6. "AFFILIATE" shall mean with respect to an individual, any relative of such individual;
and with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise, or if such Person owns or has the power to vote ten percent (10%) or more of the outstanding voting securities or interests in such other Person.

     1.7. "APPRAISAL" shall mean an appraisal of the Project in form, substance, and amount acceptable to Lender, prepared by an Appraiser who is selected by or approved by Lender prior to the Closing Date, and any subsequent appraisal of the Project delivered to Lender pursuant to the terms of this Agreement or obtained by Lender subsequent to the Closing Date. The initial Appraisal shall show (a) the value of the Project in its "as is" condition and (b) the value of the Project as constructed in accordance with the Plans, with occupancy stabilized in accordance with criteria approved by Lender.
Unless otherwise provided, references in this Agreement to the "Appraisal" shall mean the most recent Appraisal of the Project approved by Lender.

     1.8. "APPRAISER" shall mean an independent appraiser who (a) is a member of the American
Institute of Real Estate Appraisers - 1) or a successor body hereafter constituted exercising a similar function and licensed or otherwise authorized to appraise real property in the State of Washington, (b) has experience in appraising projects similar or comparable to the Project, and
(c) is not employed by, or an Affiliate of, and does not have any substantial direct or indirect financial or other business interests in, Borrower or Lender or any Affiliate of either of them.

     1.9. "APPROVED CONSTRUCTION BUDGET" shall mean the budget prepared by Borrower and approved by Lender at least sixty (60) days prior to the Closing Date, which is attached hereto as Exhibit
A.

     1.10. "ARCHITECT" shall mean Architects Reed
Reinvald Johnson Willows PLLC, whose address is
201 North I Street, Tacoma, WA 98403.

     1.11. "ARCHITECT'S AGREEMENT" shall mean the Standard Form of Agreement Between Owner and
Architect dated June 7, 1996, between Emeritus and
Architect, as assigned to Borrower and approved by Lender.

     1.12. "ASSIGNMENT OF LICENSES AND PERMITS" shall mean the Assignment of Licenses and Permits dated of even date herewith executed by Borrower and delivered to Lender, as the same may be amended from time to time.

     1.13. "ASSIGNMENT OF RENTS AND LEASES" shall mean the Assignment of Rents and Leases dated of even date herewith executed by Borrower and delivered to Lender, as the same may be amended from time to time.

     1.14. "ASSISTED LIVING FACILITY" shall mean a facility providing board and domiciliary care pursuant to Chapter 18.20 of the Revised Code of Washington, as amended from time to time.

     1.15. "BORROWER'S COUNSEL'S OPINION" shall mean an opinion letter from Borrower's counsel and from counsel to Emeritus satisfying the opinion requirements set forth in the Loan Application and such additional reasonable requirements as may previously have been delivered by Lender to Borrower.

     1.16. "BORROWER'S DEPOSIT" shall have the meaning ascribed to such term in Section 2.5.

     1.17. "BORROWER'S EQUITY CONTRIBUTION" shall mean the sum of: (a)(i)Total Project Costs less
(ii) the aggregate principal amount of the Loan
(as such principal amount may be limited by the terms of the Loan Documents), plus (b) the portion of any Borrower's Deposit advanced by Lender as provided in Section 2.5 for the purpose of paying construction cost overruns during the Construction
Period (i.e. construction costs in excess of the amounts set forth in the Approved Construction
Budget).

     1.18. "BORROWING GROUP" shall mean,
collectively, Borrower, Guarantor, any Person which is an Affiliate of Borrower or Guarantor or any Manager which is an Affiliate of Borrower or Guarantor.


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

     1.19. "BUSINESS DAY" shall mean any day other than a Saturday or Sunday or any day which is a legal holiday in Florida or any day on which banking institutions are authorized or are required by law or other governmental action to close.

     1.20. "CHATTEL SEARCH OPINION" shall mean a search report from the Title Company or reputable search firm regarding the status of financing statement filings naming Borrower and the seller under the Acquisition Contract as debtors as of the date thereof.

     1.21. "CLOSING COSTS ADVANCE" shall have the meaning ascribed to such term in Section

     1.22. "CLOSING COSTS AMOUNT" shall mean the portion of the bona fide fees and expenses incident to the closing of the Loan which is approved by Lender as appropriate for the Closing
Costs Advance and such other reimbursable costs and expenses relating to the Project as Lender in its reasonable discretion allows to be advanced at Closing as a portion of the Closing Costs Advance.

     1.23. "CLOSING DATE" shall mean January 30,
1997.

     1.24. "COLLATERAL" shall mean all Property that is covered by the Mortgage, any Security
Agreement, or any of the other Loan Documents and identified as collateral or security for the Loan.

     1.25. "COMPLETION DATE" shall mean the date one (1) year from the Closing Date, as such one
(1) year period may be extended for a period not to exceed forty-five (45) days in accordance with the provisions of Section 5.1 hereof as a result of Force Majeure Events.

     1.26. "CONSENT OF CONTRACTOR" shall mean the
Consent of Contractor to be delivered by the General Contractor and each Major Subcontractor to
Lender with respect to the Construction Contract and each Major Subcontract, each of which shall be in form and substance acceptable to Lender.

     1.27. "CONSENT OF DESIGN PROFESSIONAL" shall mean the Consent of Design Professional to be delivered by each Design Professional to Lender with respect to their Design Services Contract and, if applicable, the Plans, each of which shall be in for.n and substance acceptable to Lender.

     1.28. "CONSTRUCTION ADVANCE" shall have the meaning ascribed to such term in Section

     1.29. "CONSTRUCTION AMOUNT" shall mean the total amount payable by Borrower under the General
Construction Contract.

     1.30. "CONSTRUCTION AND LEASE-UP TERM" shall mean the period commencing on the Closing Date and continuing for a period of twenty-four (24) months thereafter.

     1.31. "CONSTRUCTION CONTRACTS" shall mean the General Construction Contract and all other const.uction contracts and subcontracts between
Borrower andlor the General Contractor and each Major Subcontractor.

     1.32. "CONSTRUCTION INTEREST RESERVE ADVANCE" shall have the meaning ascribed to such term in
Section 3.1(a)(iii).


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

     1.33. "CONSTRUCTION INTEREST RESERVE" shall mean Three Hundred One Thousand Nine Hundred
Ninety Eight and No/100 Dollars ($301,998.00).

     1.34. "CONSTRUCTION LOAN TERM" shall mean the period of time encompassed by both the Construction and Lease-Up Term and the Pre-Stabilization Period, not to exceed thirty-six
(36) months.

     1.35. "CONSTRUCTION PERIOD" shall mean the one year period commencing on the Closing Date and ending on the one year anniversary thereof, provided, however, such one year period may be extended for a period not to exceed forty-five
(45) days in accordance with the provisions of
Section 5.1 hereof as a result of Force Majeure
Events.

     1.36. "CONSULTING ENGINEERS" shall mean
Eckland Consultants, Inc., whose address is Washington Mutual Tower, 1201 Third Avenue, Suite
2145, Seattle, WA 98101.

     1.37. "CONTRACTS" shall have the meaning ascribed to such term in the Operating

     1.38. "DECLARATION" shall mean the
declaration of covenants, conditions and restrictions to be entered into by and among Borrower and certain adjacent property owners with respect to the construction, maintenance and operation of the property to be covered thereby, including the Land.

     1.39. "DESIGN PROFESSIONAL" shall mean
individually or collectively, as the context may require, the architects, engineers, other professional consultants and planners, if any, with whom Borrower contracts at any time to provide planning, design, architectural, engineering or other similar services relating to the Project, including the Architect.

     1.40. "DESIGN SERVICES CONTRACT" shall mean individually or collectively, as the context may require, all contracts and agreements entered into between Borrower and each Design Professional pertaining to the planning, desigo, development, engineering, and construction of the Project, including the Architect's Agreement.

     1.41. "DEVELOPER" shall mean Emeritus.

     1.42. "DEVELOPER'S FEE" shall mean the fee not to exceed Two Hundred Thousand and No/100
Dollars ($200,000) to be paid to Developer pursuant to the Development Agreement simultaneous with the last Construction Advance.

     1.43. "DEVELOPMENT AGREEMENT" shall mean the agreement between Borrower and Developer providing for the development of the Project in consideration for the payment of the Developer's
Fee which has been approved by Lender. The
Development Agreement and the Developer's Fee payable thereunder shall be subordinate to the Loan and shall be terminable by Lender without cost or liability upon the occurrence of an Event of Default.

     1.44. "DISBURSING AGENT" shall mean Chicago
Title Insurance Company, 2601 South 35th Street,
Suite 100, Tacoma, WA 98409, Attention: Mr. Bruce
Judson, or such other Person as may be designated by Lender as the disbursing agent for Lender under this Agreement.


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

     1.45. "EMERITUS" shall mean Emeritus
Corporation, a Washington corporation, whose addressis3131 Elliott Avenue, Suite500,
Seattle,WA98121.

     1.46. "ERISA" shall mean the Employee
Retirement Income Security Act of 1974, and the regulations promulgated thereunder, as the same may be amended from time to time.

     1.47. "EVENT OF DEFAULT" shall have the
meaning ascribed to such term in Article IX

     1.48. "FORCE MAJEURE EVENT" shall mean (a) unusually prolonged periods of extreme and unusual rain, floods, wind, ice or snow, (b) earthquake, volcaoic eruption or other natural disaster, (c) strikes or other labor troubles beyond the control of Borrower, (d) unavailability of materials beyond the control of Borrower (but not unavailability resulting from failure to order materials in a timely manner) or (e) national or state emergency as declared by the President, Governor of Washington or other appropriate
Governmental Authority.

     1.49. "GAAP" shall mean generally accepted accounting principles applied on a consistent basis, as set forth in the Opinions of the Accounting Principles Board of the American
Institute of Certified Public Accountants or in statements of the Financial Accounting Standards
Board or their respective successors and which are applicable in the circumstances as of the date in question.

     1.50. "GENERAL CONSTRUCTION CONTRACT" shall mean the construction contract between Borrower and the General Contractor which has been approved by Lender.

     1.51. "GENERAL CONTRACTOR" shall mean
Rushforth Construction Company, Inc., whose address is 1308 Alexander Avenue E, Tacoma, WA
98424.

     1.52. "GOVERNMENTAL AUTHORITY" shall mean the United States, the state, the county, the city, or any other political subdivision in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over Borrower, Guarantor, the
Project, or if the context requires, any Design
Professional, the General Contractor, any subcontractor, the Developer, or the Manager under the Management Contract.

     1.53. "GOVERNMENTAL REQUIREMENTS" shall mean all laws, statutes, ordinances, by-laws, codes, rules, regulations, restrictions, orders, writs, injunctions, judgments, or decrees (including, without limitation, all applicable building, health code, zoning, subdivision, and other land use and health-care licensing statutes, ordinances, by-laws, codes, rules and regulations) whether now or hereafter enacted, promulgated or issued by any Governmental Authority,
Accreditation Body or Third Party Payor, applicable at any time and from time to time to Lender, any member of the Borrowing Group (to the extent applicable to the Project or the Loan), the Project, or if the context requires, any Design
Professional, the General Contractor, any subcontractor, the Developer or the Manager under the Management Contract, or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation of the Project, or the operation of any programs or services in connection with the Project, including, without limitation, any of the foregoing which may (i) require repairs, modifications or alterations in or to the Project,
(ii) in any way affect (adversely or otherwise) the use and enjoyment of the Project, or (iii) require the assessment, monitoring, clean-up, containment, removal, remediation or other treatment of any Substances (as deemed in the Mortgage) on, under or from the Project. Without limiting the foregoing, the term Governmental Requirements includes all Permits and Contracts issued or entered into by any Governmental Authority, any Accreditation Body and/or any Third Party Payor and the requirements of Chapter 18.20 of the Revised Code of Washington.

     1.54. "GROSS REVENUES" shall have the meaning ascribed to such term in the Note.

     1.55. "GUARANTOR" shall mean Emeritus. If, after the Closing Date, any Person in addition to Emeritus becomes directly liable or otherwise obligated to Lender with respect to all or any part of Borrower's obligations to Lender with respect to the Loan, such Person shall also be deemed a "Guarantorn.

     1.56. "GUARANTY" shall mean each guaranty given at any time by any Guarantor to Lender to secure the Loan in whole or in part, as the same may be amended from time to time.

     1.57. "IMPROVEMENTS" shall mean all of the improvements previously made or to be made, in, on, under, and over the Land in connection with the Project, including but not limited to all buildings, appurtenant parking areas, driveways, roadways, walkways and landscaped areas.

     1.58. "INSPECTION FEE" shall have the meaning ascribed to such term in Section 5.7

     1.59. "INTEREST RESERVE ADVANCES" shall mean, as applicable, Construction Interest Reserve
Advances or Lease-Up Interest Reserve Advances.

     1.60. "INTEREST RESERVE AMOUNT" shall mean, as applicable, the Construction Interest Reserve
Amount or the Lease-Up Interest Reserve Amount.

     1.61. "LAND" shall mean the approximately three (3) acres of real property situated in Pierce County, Washington, upon which the Project will be constructed, as more particularly described on Exhibit C attached hereto.

     1.62. "LEASE-UP INTEREST RESERVE ADVANCES" shall have the meaning ascribed to such term in
Section 3.1(a)(iv).

     1.63. "LEASE-UP INTEREST RESERVE AMOUNT'' shall mean Two Hundred Thousand and No/100 Dollars
($ 200,000.00).

     1.64. "LOAN APPLICATION" shall mean
collectively, the Application for Financing dated
September 3, 1996, referencing NWillow Gardens,
Puyallup, Washington" addressed to Emeritus from Lender, and that certain letter dated October 25, 1996, from Lender to Emeritus providing conditional approval of the Application, subject to the terms and conditions set forth therein.

     1.65. "LOAN DISBURSING AGREEMENT" shall mean the agreement entered into of even date herewith by and among Lender, Borrower and the Disbursing
Agent pursuant to which the Disbursing Agent agrees to disburse certain Advances upon the terms and conditions set forth therein.





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

     1.66. "LOAN DOCUMENTS" shall mean the Loan
Application, this Agreement, the Note, the Mortgage, the Assignment of Licenses and Permits, the Assignment of Rents and Leases, the Conditional Assignment of Management Contract, the
Operating Agreement, the Security Agreements, the
Guaranties, the Loan Disbursing Agreement,
Borrower's Counsel's Opinion, each Consent of
Design Professional, each Consent of Contractor and all other documents, instruments and agreements now existing or hereafter entered into by Borrower or any Guarantor with or for the benefit of Lender in relation to the Loan, as the same may be amended from time to time, including all documents evidencing the authority and capacity of Borrower and Guarantor to consummate the transactions contemplated by this Agreement.

     1.67. "MAJOR SUBCONTRACT" shall mean each contract between the General Contractor and a Major Subcontractor.

     1.68. "MAJOR SUBCONTRACTOR" shall mean each subcontractor whose aggregate contract for the construction of the Project exceeds One Hundred
Thousand Dollars ($100,000.00) or whose contract involves a function Lender reasonably believes, after consultation with Borrower and the Consulting Engineers, to be essential to the Project, including without limitation all subcontractors performing site work and all subcontractors performing work with regard to HVAC, masonry, plumbing systems or equipment, electrical systems or equipment, framing, roofing, windows, cabinets and fire sprinkler systems, regardless of the amounts payable to such subcontractors.

     1.69. "MANAGEMENT CONTRACT" shall mean the management agreement between Borrower and Manager pursuant to which Manager agrees to operate the Project as an Assisted Living Facility in accordance with all applicable Governmental
Requirements and the Loan Documents. The
Management Contract and the fees payable to Manager thereunder shall be subordinate to the Loan and shall be terminable by Lender without cost or liability upon the occurrence of an Event of Default.

     1.70. "MANAGER" shall mean Emeritus, whose address is 3131 Elliott Avenue, Suite 500, Seaule,
WA 98121, or any subsequent manager of the Project approved by Lender.

     1.71. "MANDATORY SWEEP ACCOUNT" shall have the meaning ascribed to such term in the

     1.72. "MORTGAGE" shall mean the mortgage or deed of trust dated of even date herewith executed by Borrower for the benefit of Lender covering the Property, which will be recorded among the land records of the jurisdiction in which the Land is located, as the same may be amended from time to time.

     1.73. "NET CASH FLOW" shall have the meaning ascribed to such term in the Note.

     1.74. "NOTE" shall mean the Promissory Note dated of even date herewith executed by Borrower and made payable to the order of Lender in the maximum pnncipal amount of the Loan, as the same may be amended from time to time.

     1.75. "OPERATING AGREEMENT" shall mean that certain Washington Assisted Living Facilities
Operating and Licensing Agreement dated of even date herewith executed by Borrower and Lender.

     1.76. "OPERATING EXPENSES" shall have the meaning ascobed to such term in the Note.


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     1.77. "OPERATING RESERVE ADVANCES" shall have
the meaning ascribed to such term in Section
3.1(a)(viii).

     1.78. "OPERATING RESERVE AMOUNT" shall mean
Eighty Thousand and N0/100 Dollars ($80,000.00)
(Shown as Marketing Expenses in Cost Breakdown)

     1.79. "OPERATING RESERVE REQUEST" shall have the meaning ascubed to such term in Section 3.9 hereof

     1.80. "PERMANENT LOAN CONDITIONS" shall have the meaning ascribed to such term in

     1.81. "PERMANENT LOAN TERM" shall have the meaning ascribed to such term in the Note.

     1.82. "PERMITS" shall have the meaning
ascribed to such term in the Operating Agreement.

     1.83. "PERMITTED ENCUMBRANCES" shall mean (i) the liens and security interests of Lender arising under the Loan Documents; (ii) such mauers as are expressly stated as exceptions to title in any Title Insurance Policy accepted by Lender; (iii) liens for taxes, assessments, or governmental charges or levies not yet due and payable, or being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, provided that a reserve or other appropriate provision as may be required by GAAP shall have been made therefor and no foreclosure, distraint, sale or other similar proceedings shall have been commenced and any additional requirements with respect thereto imposed by the Loan Documents have been satisfied; (iv) Resident
Agreements on a form previously approved by Lender and other residency agreements that are acceptable to Lender; and (v) such other mahers affecting the Property as Lender may accept in writing from time to time in Lender's sole discretion.

     1.84. "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether territorial, national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     1.85. "PERSONAL PROPERTY" shall mean all of Borrower's right, title and interest in and to all now owned and hereafter acquired (a) tangible and intangible personal property located on the Land or in the Improvements or obtained or held in connection with the Land, the Improvements, the Project, or the Loan, regardless of where such personality is located, including, but not by way of limitation, all goods, consumer goods, equipment, inventory, accounts, contract rights, documents, chattel paper, general intangibles, instruments, and money, which is attached to, installed on or placed or used on, in connection with or is acquired for such attachment, installation, placement or use, or which arises out or the development, improvement, financing, leasing, operation or use of, the Land, the Improvements, fixtures or other goods located on the Land or Improvements, together with all additions, accessions, accessories, amendments and modifications thereto, extensions, renewals, enlargements and proceeds thereof, substitutions therefor, and income and proceeds therefrom; (b) materials, supplies, equipment, apparatus and other items now or hereafter attached to, installed on or in the Land or the Improvements, or which in some fashion are deemed to be fixtures to the Land or the Improvements under the laws of the State of Washington, including the Uniform
Commercial Code as adopted in Washington; and (c) without limiting the



8

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foregoing, all furniture, fixtures, furnishings
and specialized equipment and systems necessary or customary (now or in the future) to operate the Project for its Intended Use (as defined in the Operating Agreement) in accordance with the all applicable
Governmental Requirements and the terms of this Agreement, including but not limited to all equipment required for the operation of kitchens, laundries and resident and health care facilities, and all beds, mattresses, linens, bedding, towels, chairs, desks, computers, copiers, tables, sofas, wheel chairs, walkers, canes, vans and other transportation equipment, televisions, radios, intercoms, telephones and office equipment.

     1.86. "PERSONAL PROPERTY ADVANCES" shall have the meaning ascribed to such term in Section 3.
l(a)(vi).

     1.87. "PLANS" shall mean the final plans, drawings, and specifications for the construction of the Project that have been or are to be prepared by or under the supewision of the Architect and other Design Professionals, and have been or are to be delivered to, and must be acceptable to, Lender and the Consulting
Engineers. To the extent the Plans are mod)fied from time to time in accordance with the terms of the Loan Documents, the term "Plans" shall mean the previously existing Plans as so mod)fied.

     1.88. "PRE-STABILIZATION PERIOD" shall mean the period commencing upon the expiration of the Construction and Lease-Up Term and continuing until the Permanent Loan Conditions are satisfied in full; provided, however, if not sooner terminated, the Pre-Stabilization Period will automatically terminate on the date thirty-six
(36) months from the Closing Date.

     1.89. "PROGRESS SCHEDULE" shall mean have the meaning ascribed to such term in Section 4. l(r).

     1.90. "PROJECT" shall mean the acquisition of the Land and the development, construction and operation of a one hundred (100) unit assisted living facility thereon, including assisted living residences and related amenities including activity lounges, dining facilities, a library and a barber/beauty salon. All references to the term
Project shall be deemed to include the Property.

     1.91. "PROPERTY" shall mean the Land, the Improvements, and the Personal Property.

     1.92. "REQUISITIONS FOR ADVANCES" shall mean the requisitions for Advances to be completed by Borrower in accordance with the requirements of
Section 3.6 hereof as a condition precedent to any Construction Advance, Personal Property Advance, and Advances for payment of the Developer's Fee.

     1.93. "RESIDENT AGREEMENTS" shall mean all contracts, agreements and consents executed by or on behalf of any resident or other Person seeking sewices at the Project, including, without limitation, assignments of benefits and guarantees. Resident Agreements shall include all agreements pursuant to which Persons are granted the right to reside or remain in the Project for any period of time.

     1.94. "SECURITY AGREEMENT" shall mean each security agreement other than the Mortgage, if any, executed by Borrower to secure the Loan, as the same may be amended from time to time.

     1.95. "SURVEY" means a survey prepared at Borrower's expense in accordance with the survey requirements previously delivered by Lender to Borrower and approved by Lender, and any subsequent survey of the Land and Improvements delivered to Lender in accordance with this Agreement and thereafter approved by Lender.


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

     1.96. "TANGIBLE NET WORTH" shall mean with respect to any Person, the value of such Person's gross assets less the value of such Person's intangible assets less the amount of such Person's liabilities.

     1.97. "THIRD PARTY PAYOR" shall have the meaning ascribed to such term in the Operating
Agreement.

     1.98. "TITLE COMPANY" shall mean the National
Business Unit of Chicago Title Insurance Company,
701 Fifth Avenue, Seattle, Washington 98104, Attn:
Mr. Robert Anderson, or such other title insurance company as may be acceptable to Lender.

     1.99. "TITLE INSURANCE COMMITMENT" shall mean the Commitment for Title Insurance issued by the Title Company under Commitment Number 14 5 8 6 3 and dated January 23, 1997, providing fior the issuance of a Title Insurance Policy by the Title
Company.

     1.100. "TITLE INSURANCE POLICY" shall mean an
ALTA Loan Policy of Title Insurance in the amount of the Loan issued by the Title Company, insuring
Lender that the Mortgage constitutes a first and prior lien covering the Property, subject only to those exceptions and encumbrances which Lender may approve, with such endorsements as Lender may request.

     1. 101. "TOTAL PROJECT COSTS" shall mean the sum of (a) the costs of acquiring the Land in its "as is" condition, including all bona fide transaction costs incurred by Borrower in connection with such acquisition, as approved by Lender; (b) all "hard" and "soft" costs incurred in connection with the development and construction of the Project in accordance with the Approved Construction Budget; (c) the Operating
Reserve Amount, to the extent actually advanced by Lender; (d) the Interest Reserve Amount, to the extent actually advanced by Lender; and (e) the bona fide fees and expenses incident to the closing of the Loan, as approved by Lender.

     1.102. "TOTAL PROJECT VALUE" shall mean the value of the Project as constructed in accordance with the Plans, as reflected in the initial
Appraisal of the Project approved by Lender.


ARTICLE II.

                                              THE
LOAN

     2.1. COMMITMENT TO MAKE ADVANCES. Lender agrees, upon the terms and subject to the conditions and limitations hereinafter set forth, to make Advances to Borrower in the maximum aggregate principal amount of the Loan.

     2.2. LOAN TO VALUE LIMITATIONS.
Notwithstanding any provision contained in this Agreement or the other Loan Documents to the contrary, the maximum aggregate principal amount of the Loan shall be limited to the lesser of (a)
Six Million Four Hundred Sixty-Five Thousand and
No/100 Dollars (S6,465,000), (b) ninety percent
(90%) of Total Project Costs, or (c) eighty percent (80%) of Total Project Value.

     2.3. INTEREST AND PRINCIPAL PAYMENTS.
Borrower shall make payments of interest and principal to Lender in accordance with the terms of the Note. All outstanding and unpaid principal of the Loan, and all accrued but unpaid interest thereon and all Additional Interest payable with respect thereto, unless sooner paid, shall be due and payable in full on the Maturity Date (as defined in the Note).

     2.4. ADDITIONAL PAYMENTS. In addition to the payments of principal and interest to be made pursuant to the Note, Borrower shall also make all other payments required by the Loan Documents, as and when required by such Loan Documents.

     2.5. BORROWER'S DEPOSIT. If at any time
Lender, in its sole discretion, determines that the undisbursed proceeds of the Loan are insufficient to meet the costs of completing construction of the Project in accordance with the Plans and any Governmental Requirements and thereafter, leasing and operating the Project in accordance with the Operating Agreement, including all costs covered by the Approved Construction
Budget and, to the extent not covered by such budget, the costs of insurance, ad valorem taxes and other costs incident to the construction contemplated by the Plans, Lender may refuse to make additional Advances to Borrower until Borrower deposits with Lender aufficient additional funds ("Borrower's Deposit") to cover the deficiency which Lender deems to exist.
Borrower agrees to make the Borrower's Deposit with Lender within fifteen (15) days of written demand therefor by Lender. The Borrower's Deposit will be disbursed by Lender to Borrower pursuant to the terms and conditions hereof as if it constituted a portion of the Loan being made hereunder, provided, however, Lender shall be entitled to disburse the Borrower's Deposit prior to advancing any of the Loan proceeds and the Borrower's Deposit actually disbursed by Lender for the purpose of paying construction cost overruns during the Construction Period (i.e., construction costs in excess of the amounts set forth in the Approved Construction Budget) shall constitute a portion of Borrower's Equity
Contribution. Any portion of Borrower's Deposit disbursed for the purpose of paying Operating
Expenses, interest, principal with respect to the Loan or for any purpose other than construction cost overruns shall not constitute a portion of Borrower's Equity Contribution. Unless required by
Governmental Requirements, Lender shall not be required to pay interest on the Borrowefs Deposit.


ARTICLE III


ADVANCES

     3.1. USE OF ADVANCES.

     (a) Upon and subject to the terms, conditions and limitations set forth in this Agreement, Lender shall make Advances solely for the following purposes:

     (i) for the purpose of paying bona fide fees and expenses incident to the closing of the Loan and such other reimbursable costs and expenses relating to the Project as Lender in its sole discretion may approve ("Closing Costs Advance");
provided that the aggregate amount of the Closing
Costs Advance shall not exceed the Closing Costs
Amount, and provided, further, that all such fees and expenses shall be subject to the approval of Lender;

     (ii) for the purpose of paying the costs of acquiring the Land pursuant to the Acquisition
Contract ("Acquisition Advance"), provided that the aggregate amount of the Acquisition Advance shall not exceed the lesser of seventy-five percent (75%) of the lower of (A) the value of the Land in its "as is" condition as reflected in the initial Appraisal, or (B) the purchase price for the Land as set forth in the Acquisition Contract;

     (iii) during the Construction Period only, for the purpose of paying a portion of the interest which hereafter accrues on outstanding
Advances during such period ("Construction
Interest Reserve Advances"), provided that the aggregate amount of all Construction Interest
Reserve Advances shall not exceed the Construction
Interest Reserve Amount;

     (iv) during the period commencing upon the expiration of the Construction Period and continuing only until the expiration of the Construction Loan Term, for the purpose of paying a portion of the interest which then accrues on outstanding Advances during such period ("Lease-Up
Interest Reserve Advances"), provided that the aggregate amount of all Lease-Up Interest Reserve
Advances shall not exceed the Lease-Up Interest
Reserve Amount;

     (v) for the purpose of paying the costs
identified in the Approved Construction Budget as "hard" costs as well as the costs identified therein for site improvements and the other expenses directly related to the construction of the Improvements and identified as being covered by the General Construction Contract
("Construction Advances"), provided that,
Construction Advances shall not exceed the aggregate of (A) the costs of labor, materials, services and other expenses incorporated into the Improvements or the Project in a manner acceptable to Lender, plus tO if approved by Lender, the purchase price of all uninstalled materials to be utilized in the construction of the Improvements and stored on the Property, if properly secured and insured to the satisfaction of Lender, plus
(C) the "General Contractor's Fee" payable under the General Construction Contract, less (D) retainage as required by Section 3.8 of this Agreement, and less (O all prior Advances for payment of the costs of labor, materials, services and expenses for the construction of the Improvements; and provided, further, that the aggregate amount of all Construction Advances shall not exceed the Construction Amount;

     (vi) for the purpose of paying the costs of acquiring and installing the Personal Property necessary for the operation of the Project, to the extent the costs of such Personal Property are not covered by the Construction Amount ("Personal
Property Advances"), provided that the aggregate amount of Personal Property Advances shall not exceed the total costs for such Personal Property set forth in the Approved Construction Budget;

     (vii) for the purpose of paying the
Developer's Fee as and when such fee becomes due and payable under the Development Agreement, provided that the aggregate amount of Advances available for paying such Developer's Fee shall not exceed the Developer's Fee Amount; and

     (viii) no sooner than 120 days prior to the scheduled expiration of the Construction Period, for the purpose of paying Operating Expenses consisting only of marketing expenses for the Project, and except with respect to such marketing expenses, after the expiration of the Construction
Period only, for the purpose of paying Operating
Expenses (all Advances for purposes described in this Section 3. l(a)(viii) being "Operating
Reserve Advances"); provided that the aggregate amount of all Operating Reserve Advances shall not exceed the Operating Reserve Amount.

     (b) Upon the occurrence of an Event of
Default under this Agreement, whether or not declared to be such by Lender, Lender shall have the right to withhold all further Advances, but at the sole election of Lender, without waiving such Event of Default or being required to make any further or future Advances, Lender may (i) make
Advances to pay interest and/or principal which is due and payable under the Note, (ii) make Advances either to Borrower, the General Contractor, subcontractors, laborers, materialmen, or other persons furnishing labor, services, or materials used or to be used on or in the construction of the Project (including extras approved by Lender) for the purpose of paying the fees and expenses of such parties, (iii) make Advances to pay taxes or insurance premiums which may be due and payable,
(iv) make Advances to pay license, permit, or other fees payable in connection with any Governmental Requirements and, (v) make such additional Advances as may be necessary or desirable, in the sole judgment of Lender, to preserve and protect the Project and the value of the Collateral for the Loan.

     3.2. REALLOCATIONS. From time to time
Borrower may request that Lender disburse Loan proceeds allocated to any of the items in the Approved Construction Budget for other purposes and Lender, in its sole discretion, may elect to approve or disapprove such requested reallocations. Borrower shall not be entitled to require that Lender reallocate funds among such items and Borrower shall not be entitled to reallocate items of cost or change the Approved
Construction Budget without the prior written consent of Lender. Lender reserves the right, at its option, to disburse Loan proceeds allocated to any of the items in the Approved Construction
Budget for such other purposes or in such different proportions as Lender, in its sole discretion, deems necessary or advisable.

     3.3. CONTINGENG ALLOCATIONS. Any amount
allocated in the Approved Construction Budget for "contingencies" or other non-specific purposes may, in Lender's discretion, be disbursed by Lender to pay future contingent costs and expenses of maintaining, leasing, operating and promoting the Project and such other costs or expenses as Lender shall approve. Under no circumstances shall Borrower have the right to require Lender to disburse any amounts so allocated and Lender may impose such requirements and conditions as it deems prudent and necessary should it elect to disburse all or any portion of the amounts so allocated.

     3.4. WITHHOLDING OF ADVANCES.

     (a) Provided that Lender has first not)fied
Borrower of the circumstances upon which it relies in exercising its rights under this Section
3.4(a), Lender may withhold from an Advance or, on account of subsequently discovered evidence, withhold from a later Advance under this Agreement, or require Borrower to repay to Lender the whole or any part of any earlier Advance, to such extent as may be necessary to protect Lender from loss on account of (i) defective work not remedied or requirements of this Agreement not performed, (ii) liens filed or reasonable evidence indicating probable filing of liens against the Property, (iii) failure of Borrower or the General
Contractor to make payments to subcontractors for material or labor, or (iv) a reasonable doubt that the construction can be completed for the balance of the Loan then undisbursed. When all such grounds for withholding advances are removed, payment shall be made of any amount so withheld because of them, provided Lender shall have no obligation to make such payment until the next scheduled Advance.

     (b) Lender shall be entitled to refrain from making Advances at any time after Lender has requested that Borrower make a Borrower's Deposit until such time as the requested Borrower's
Deposit is made. In addition, even if Lender has not previously requested that Borrower make a Borrower's Deposit with Lender, Lender shall be entitled to refrain from making Advances at any time that Lender, in its sole discretion, deems the undisbursed proceeds of the Loan to be insufficient to complete the construction of the Project, including all items covered by the Approved Construction Budget and, to the extent not covered by such budget, the costs of insurance, ad valorem taxes and other costs incident to the construction contemplated by the Plans.

     3.5. ADVANCES AT CLOSING. The Closing Costs
Advance and the Acquisition Advance will be made on the Closing Date, upon satisfaction of the applicable conditions to such Advances set forth in Article IV. The Closing Costs Advance and the
Acquisition Advance will be funded by Lender to the Title Company for application in accordance with closing instructions to be delivered to the Title Company by Lender.

     3.6. REQUISITIONS FOR ADVANCES.

     (a) Unless Lender makes direct payments under
Section 3.7, Construction Advances, Personal
Property Advances and Advances for payment of the Developer's Fee shall be made after satisfaction of all applicable conditions precedent set forth in Article IV, following receipt, review and approval by Lender and the Consulting Engineer of periodic Requisitions for Advances on the standard
A I.A. "Application and Certificate for Payment" signed by Borrower, the General Contractor, the appropriate Design Professionals, and the
Consulting Engineers, which shall set forth in trade breakdown form, showing percentage of completion, and in such detail as Lender may require, the amounts expended or costs incurred for work done and necessary material delivered to the Land and incorporated in the Project since the previous requisition. Each Requisition for Advance shall be accompanied by a certificate in the form attached hereto as Exhibit B signed by Borrower, the General Contractor, the appropriate Design
Professionals, and the Consulting Engineers, and, unless previously delivered in accordance with subsection (d) below, receipts and partial lien releases or waivers from the General Contractor and all appropriate subcontractors or suppliers evidencing payment for all labor and material funded by Lender under prior Requisitions for Advance.

     (b) Construction Advances and Personal
Property Advances shall be made not more frequently than once each month and only after Borrower has made all required payments of Additional Interest and all required deposits of Net Cash Flow to the Mandatory Sweep Account, as set forth in the Note, and delivered all required reports with respect thereto.

     (c) Borrower shall submit Requisitions for Advances to Lender and the Consulting Engineers at least fifteen (15) days before the date of a requested Construction Advance, Personal Property
Advance or Advance for payment of the Developer's
Fee. If Borrower does not submit a complete
Requisition for Advance, including all required supporting information, certifications, releases and waivers, at least fifteen (15) days before the date of such a requested Advance, Lender shall have no obligation to make the requested Advance on the date requested; provided, however, Lender shall make such requested Advance no later than fifteen ( 15) days after receipt and approval of all such supporting documentation.

     (d) Notwithstanding the requirements of
subsection (a) above, Borrower shall be required to deliver partial lien releases or waivers evidencing payment for all labor and materials funded under any Construction Advance within thirty (30) days following such Construction
Advance. Accordingly, to the extent more than thirty (30) days have elapsed since the immediately preceding Construction Advance, the requirements of subsection (a) with respect to partial lien releases and waivers shall be deemed modified to provide that such lien releases and waivers shall have been delivered within the required thirty (30) day period.

     (e) All Requisitions for Advances signed by
Borrower shall be deemed representations and covenants that all items noted thereon are expenses properly incurred in respect of the construction of the Project. Upon funding of any requisition by Lender or the Disbursing Agent to Borrower, Borrower shall promptly use such proceeds to pay all items noted on such requisition.

     3.7. TO WHOM CONSTRUCTION ADVANCES, PERSONAL
PROPERTY ADVANCES AND ADVANCES FOR DEVELOPER'S FEE
MADE. All Construction Advances, Personal Property
Advances and Advances for payment of the Developer's Fee shall be disbursed by Lender to the Disbursing Agent (net of any amounts payable thereunder to Lender). Upon receipt of such Advances, and provided all conditions to disbursement set forth in the Loan
Disbursing Agreement have been met, the Disbursing
Agent shall disburse such Advances to Borrower or, at Lender's sole option as evidenced by written directions from Lender to the Disbursing Agent, in one of the following manners: (a) jointly to Borrower and the General Contractor, or applicable subcontractor or material or Personal Property supplier or the Developer; or (b) directly to the General Contractor or applicable subcontractor or material or Personal Property supplier or the Developer.

     3.8. RETAINAGE FROM CONSTRUCTION ADVANCES.
Until such time as construction of the Project is fifty percent (50%) complete, as confirmed in writing to Lender by the Consulting Engineers and the General Contractor, Lender shall retain from each Construction Advance an amount equal to 10% of the amount requisitioned and as a result, shall advance not more than 90/O of each requisitioned
Construction Advance. Thereafter, Lender shall retain from each Construction Advance (other than the last Construction Advance) an amount equal to 5% of the amount requisitioned and as a result, shall advance, not more than 95% of each such requisitioned Construction Advance. Amounts retained by Lender pursuant to this Section 3.8 shall be advanced by Lender pursuant to Section
4.3.

     3.9. OPERATING RESERVE ADVANCES. From time to time during the Construction Loan Term when Gross
Revenues are insufficient to pay the Operating
Expenses of the Project, Borrower may request that Lender make Operating Reserve Advances to pay
Operating Expenses by submitting a written request therefor ("Operating Reserve Request") at least fifteen (15) days prior to the date of the requested Advance, accompanied by invoices and such additional information as Lender may reasonably request to evaluate and confirm that such invoices relate to bona fide Operating
Expenses of the Project which are then due and payable and that there are insufficient Gross
Revenues or other available funds to pay such Operating Expenses. So long as all conditions applicable to Operating Reserve Advances under
Article IV have been satisfied and no Event of Default has occurred and is continuing, Lender shall make the requested Operating Reserve Advance on the first day of the first calendar month immediately following receipt and approval of Borrower's Operating Reserve Request, by advancing the requested Operating Reserves to the Disbursing
Agent, or at the option of Lender, by advancing the requested Operating Reserves in direct payment of the invoices submitted by Borrower; provided, hawever, Lender shall have no obligation to make any Operating Reserve Advance if such Advance, when combined with all previous Operating Reserve
Advances, would exceed the Operating Reserve
Amount. Upon receipt of any Operating Reserve
Advance, provided all conditions to disbursement set forth in the Loan Disbursing Agreement have been satisfied, the Disbursing Agent shall disburse the Operating Reserve in one of the following manners, as directed by Lender in writing: (a) directly to Borrower, (b) jointly to Borrower and the Person to whom the Operating
Expenses covered thereby are due, or (c) directly to the Person to whom the Operating Expenses covered thereby are due.

     3.10. INTEREST RESERVE ADVANCES.

     (a) At any time during the Construction
Period when there is insufficient Net Cash Flow from the Project and an insufficient balance in the Mandatory Sweep Account to pay interest which has become due and payable, so long as all conditions applicable to Interest Reserve Advances under Article IV have been satisfied and no Event of Default has occurred and is continuing, Lender shall make Construction Interest Reserve Advances not to exceed in the aggregate the Construction
Interest Reserve Amount. Lender shall have no obligation to make any Construction Interest
Reserve Advance if such Advance, when combined with all previous Construction Interest Reserve

Advances, would exceed the Construction Interest
Reserve Amount. Lender's obligation to make
Construction Interest Reserve Advances shall terminate without any further action upon the expiration of the Construction Period.

     (b) At any time after the expiration of the Construction Period but before the commencement of the Permanent Loan Term, if there is insufficient
Net Cash Flow from the Project and an insufficient balance in the Mandatory Sweep Account to pay interest which has become due and payable, so long as all conditions applicable to Interest Reserve
Advances under Article IV have been satisfied and no Event of Default has occurred and is continuing, Lender shall make Lease-Up Interest
Reserve Advances not to exceed in the aggregate the Lease-Up Interest Reserve Amount. Lender shall have no obligation to make any Lease-Up Interest
Reserve Advance if such Advance, when combined with all previous Lease-Up Interest Reserve
Advances, would exceed the Lease-Up Interest
Reserve Amount. Lender's obligation to make
Lease-Up Interest Reserve Advances shall terminate without any further action upon the expiration of the Construction Loan Term.

     (c) To the extent authorized as provided above, all Lnterest Reserve Advances will be made on the first day of a calendar month to pay accrued, unpaid interest on the Loan and shall be applied directly to the Loan without being funded to Borrower.

     3.11. ADVANCES TO DISBURSING AGENT. Borrower hereby acknowledges and agrees that all advances by Lender to the Disbursing Agent in accordance with this Agreement shall constitute an Advance to Borrower under this Agreement and the other Loan
Documents and that interest shall accrue and be computed thereon from the date advanced by Lender to the Disbursing Agent, notwithstanding any subsequent delay in delivery of such Advance to Borrower or any other Person entitled to the proceeds of such Advance under the terms of this Agreement. Notwithstanding the foregoing, nothing contained herein shall be construed to modify, limit or impair any rights or remedies of Borrower contained in the Disbursing Agreement.

     3.12. LIABILITY OF LENDER TO THIRD PARTIES.
Lender shall in no event be responsible or liable to any person other than Borrower for any Advance of or failure to advance the proceeds of the Loan or any part thereof, and no contractor, subcontractor, supplier, or other person shall have any right or claim against Lender under or with respect to this Agreement or the administration thereof.


ARTICLE IV.
                             CONDITIONS TO
ADVANCES

     4.1. CONDITIONS TO INITIAL ADVANCES. Unless waived by Lender in writing, the following shall be conditions precedent to the initial Advance under this Agreement:

     (a) LOAN DOCUMENTS. Borrower and each other party to the Loan Documents shall have executed and de&vered to Lender all of the Loan Documents requested by Lender, all of which shall be in form and content acceptable to Lender. All Loan
Documents required by Lender to be recorded or filed, shall have been recorded or filed and Lender shall have received evidence satisfactory to it that it has a first priority, perfected security interest in, or first priority lien upon, the Collateral.

     (b) LOAN FEE. Lender shall have received, in immediately available funds, a non-refundable loan fee equal to $64,650.

     (c) BORROWER'S EQUITY CONTRIBUTION. Borrower shall have made Borrower's Equity Contribution (as estimated by Lender and Borrower) and any required
Borrower's Deposit, both of which must be made from funds other than proceeds of the Loan.

     (d) INSURANCE POLICIES. Lender shall have received counterpart originals of each insurance policy (or satisfactory certificates of insurance) required under the Operating Agreement or any other of the other Loan Documents. All such insurance policies shall be in form and substance, and in amounts, satisfactory to Lender, and shall be endorsed as required by the Operating
Agreement.

     (e) TITLE INSURARNCE. Borrower shall have caused the Title Company to deliver to Lender the Title Insurance Commitment, together with written assurance that the Title Insurance Policy will be delivered to Lender within thirty (30) days ofthe
Closing Date.

     (f) SURVEY. Lender shall have received the Survey.

     (g) SEPARATE TAX LOT. Lender shall have
received evidence satisfactory to Lender that the Land is carried on all applicable tax rolls as a separate tax lot or more than one separate tax lot, and that no property not part of the Land is included within any tax lot that includes all or part of the Land.

     (h) APPRAISAL. Lender shall have received the Appraisal.

     (i) ENVIRONMENTAL REPORT. Lender shall have received and approved the phase I environmental report with respect to the Land ordered by Lender from an environmental firm acceptable to Lender, and Borrower shall have completed (or caused to be completed) all clean-up work required or recommended by such report.

     (j) PLANS. The Plans shall have been approved by Lender and authenticated by signatures of Borrower, the Design Professional(s) responsible for preparation of the Plans, the General
Contractor, the Consulting Engineers, and all Governmental Authorities having jurisdiction, including without limitation the Washington
Department of Social and Health Services pursuant to Washington Administrative Code Chapter 246-316;
one copy ofthe Plans, as so authenticated, shall have been delivered to Lender and the Consulting
Engineers; and the Plans shall have been assigned to Lender as collateral for the Loan.

     (k) PERMITS. All necessary building and other
Permits and all other governmental and private authorizations and approvals necessary for construction of the Improvements in accordance with the Plans and all Governmental Requirements shall have been obtained and copies thereof delivered to Lender and the Consulting Engineers.

     (1) PLANNING AND ZONING APPROVALS. A
favorable certificate as to any required planning and zoning approvals required in connection with the construction of the Project in accordance with the Plans and any Governmental Requirements shall have been issued by the Governmental Authorities having jurisdiction and furnished to Lender and the Consulting Engineers.

     (m) UTILITY AVAILABILITY. Lender shall have received satisfactory written evidence of the availability of utilities (including without limitation adequate water, storm water sewer, sanitary sewer, electricity and gas, if required by the Plans) adequate to serve the Project.

     (n) DEVELOPER. Lender shall have approved the Development Agreement and such approved
Development Agreement shall have been assigned to Lender as Collateral for the Loan.

     (o) GENERAL CONTRACTOR. Lender, in
consultation with the Consulting Engineers, shall have approved the General Contractor, its construction manager for the Project, and the General Construction Contract, and such General
Construction Contract shall have been assigned to Lender as Collateral for the Loan.

     (p) SUBCONTRACTORS. Borrower shall have
furnished to Lender a list of the names of all subcontractors which have been identified as of the Closing Date. In addition, the Consulting
Engineers shall have approved all Major
Subcontractors and the terms and conditions of their Major Subcontracts.

     (q) PAYMENT AND PERFORMANCE BONDS.
Performance and labor and material payment bonds in the full amount of the General Construction
Contract and in form and substance and from a company satisfactory to Lender, shall have been issued in respect of the General Construction
Contract, naming Lender as an obligee. In addition, the form and content of the dual obligee rider naming Lender as an obligee shall have been reviewed and approved by Lender.

     (r) PROGRESS SCHEDULE. Borrower shall have furnished Lender with a construction progress schedule, in form and substance satisfactory to Lender and the Consulting Engineers, which must show the anticipated completion of the construction of the Project in accordance with the Plans and all Governmental Requirements on or before the Completion Date (as such schedule may be modified from time to time with the consent of Borrower, Lender and the Consulting Engineers, the
"Progress Schedule").

     (s) MATERIALS. Borrower shall have furnished to Lender a list of the materials, equipment, and names of the manufacturers of all materials to be incorporated into the Project pursuant to the Plans, all of which and all of whom shall be satisfactory to Lender and approved by the Consulting Engineers.

     (t) GOVERNMENTAL REQUIREMENTS. Borrower shall have delivered to Lender evidence satisfactory to Lender demonstrating that the Project as designed and constructed in accordance with the Plans and operated by the Manager under the Management
Contract will qualify for all applicable Permits and other Governmental Requirements necessary to operate the Project as an Assisted Living
Facility.

     (u) MANAGEMENT CONTRACT. Lender shall have approved the Management Contract and such approved
Management Contract shall have been assigned to Lender as Collateral for the Loan.

     (v) DRAFT FORM OF RESIDENT AGREEMENTS.
Borrower shall have delivered, and Lender shall have approved, the draft form of Resident
Agreement(s) Borrower currently intends to use for the Project.

     (w) LAND ACQUISITION. Emeritus shall have assigned to Borrower all of its right, title and interest in and to the Acquisition Contract and all conditions to the purchase and sale contemplated thereby shall have been satisfied as provided therein.

     (x) CONSULTING ENGINEER'S REPORT. Borrower shall have satisfied each of the requirements set forth on Schedule I attached hereto to the satisfaction of Lender and the Consulting
Engineers.

     4.2. CONDITIONS TO SUBSEQUENT CONSTRUCTION
ADVANCES. Unless otherwise waived in writing by Lender, Lender shall have no obligation to make any Construction Advance after the first
Construction Advance if the Title Company has not actually issued and delivered to Lender the Title
Insurance Policy, together with such reinsurance agreements and direct access agreements as Lender shall designate as requirements on or before the Closing Date, all of which shall be in form and substance acceptable to Lender.

     4.3. CONDITIONS TO FINAL CONSTRUCTION ADVANCE
AND ADVANCE OF DEVELOPER'S FEE.

     (a) Prior to the final Construction Advance, which Advance shall include all retainage withheld by Lender pursuant to Section 3.8, and the Advance of any portion of the Developer's Fee, the following conditions shall have been satisfied:

     (i) the construction of the Project in
accordance with the Plans and all Governmental
Requirements shall have been completed, as evidenced by the issuance of a certificate of substantial completion by the Architect and Consulting Engineers and a "punch list" of outstanding items approved by Borrower and the Consulting Engineers as being the only items remaining to be completed under the General
Construction Contract;

     (ii) final and unconditional lien releases from the General Contractor and all subcontractors, suppliers, and any other Person entitled to file a mechanic's lien with respect to the Project shall have been furnished to Lender in form and substance satisfactory to Lender and no mechanics' or materialmen's liens shall have been filed against the Property; provided, however, to the extent sums remain outstanding as a result of "punch list" items identified as provided in
Section 4.3(a)(i) above, such lien releases may be conditioned upon or subject to payment of such outstanding sums only.

     (iii) Lender shall have received copies of the final certificates of occupancy issued by the appropriate Governmental Authorities for each building and for any other portion of the Project for which certificates of occupancy must be issued as a result of Governmental Requirements to enable the Project to open for business and accept residents;

     (iv) all Permits necessary for the
administration, operation, occupancy and use of the Project as an Assisted Living Facility shall be in full force and effect and free from default, complaint or challenge by any Governmental
Authority having jurisdiction.

     (v) Borrower shall have delivered, and Lender shall have approved, the final form of Resident
Agreement(s) to be used for the Project;

     (vi) if requested by Lender, no later than five (5) Business Days prior to the date of such Advance, Lender shall have received an updated as-built survey of the Project, in form and substance satisfactory to Lender;

     (vii) all insurance required to be maintained pursuant to the Operating Agreement, including without limitation "all-risk" property insurance, shall be in full force and effect and copies of such policies or certificates with respect thereto as provided by the Operating Agreement shall have been delivered to Lender, and

     (viii) no Event of Default shall have
occurred and be continuing.

     (b) Notwithstanding anything to the contrary contained herein, after consulting with, and obtaining the approval of, Borrower and the Consulting Engineer, Lender, in its sole discretion, may release the final holdback often percent (10%) or five percent (5%), as applicable, of Construction Advances withheld as to any contractor or subcontractor at such time as (i) such contractor or subcontractor has completed its work to the satisfaction of Lender and the Consulting Engineers and (ii) Lender has been furnished with an executed final release of mechanics' kens from each such contractor or subcontractor.

     (c) To the extent any Person delivers a lien release pursuant to Section 4.3(a)(ii) which is conditioned upon receipt of payment for outstanding "punch list" items, such Person shall be obligated to complete its "punch list" work promptly and upon completion thereof and payment therefor, Borrower shall obtain a final and unconditional lien release.

     4.4. CONDITIONS TO EACH ADVANCE. The
following shall be conditions precedent to each Advance (except to the extent waived by Lender or otherwise expressly provided below), including the Closing Costs Advance, the Acquisition Advance, each Construction Advance, each Personal Property
Advance, each Interest Reserve Advance and each
Operating Reserve Advance:

     (a) CONDITIONS TO INITIAL ADVANCE. The
conditions set forth in Section 4. l(a)-(x) shall have been satisfied.

     (b) REPRESENTATIONS AND WARRANTIES. As of the date any Advance is made, the representations and warranties made by Borrower in the Loan Documents shall be true and correct on and as of such time with the same effect as though such representations and warranties had been made on and as of such time, except to the extent that such representations and warranties expressly relate to an earlier date.

     (c) COVENANTS. Borrower shall have furfilled each and every covenant of this Agreement
(including, but not limited to, the afflrmative covenants set forth in Article V of this Agreement and the negative covenants set forth in Article VI of this Agreement) and the other Loan Documents.

     (d) NO DEFAULT. As of the date such Advance is made, no Event of Default, nor any event that, with the passage of time or the giving of notice, or both, would become an Event of Default, shall have occurred and be continuing.

     (e) NO ADVERSE CHANGE. There shall not have occurred any material and adverse change in Borrower's or Emeritus' financial position since the date of this Agreement, nor any condition, event, or act that, in any case or in the aggregate, would materially and adversely affect
Borrower's or Emeritus' ability to complete the construction of the Project in accordance with the Plans and any Governmental Requirements and to repay the Loan.

     (f) REQUISITIONS. With respect to
Construction Advances and Personal Property
Advances only, Borrower shall have delivered to Lender a properly executed Requisition for Advance and the additional documentation and certifications required to be delivered or to have been delivered pursuant to Section 3.6 hereof.
With respect to Operating Reserve Advances only,
Borrower shall have delivered to Lender a properly executed Operating Reserve Request and the additional documentation required to be delivered pursuant to Section 3.9 hereof

     (g) CONSTRUCTION PROGRESS. The construction of the Project shall be proceeding in accordance with the Progress Schedule and the Plans, as determined by Lender, Borrower and the Consulting
Engineers. As a condition to any Construction
Advance and if required by Lender, any other
Advance, Lender shall receive a certification from the Consulting Engineers certifying that the construction of the Project to date has been completed in accordance with the Plans and all Governmental Requirements and that the construction is on schedule in accordance with the Progress Schedule.

     (h) CERTIFICATION OF CONSULTING ENGINEERS.
The Consulting Engineers shall have certified that they have no reason to believe the construction of the Project cannot or will not be completed in accordance with the Plans by the Completion Date with the balance of the funds then held by Lender and available for Construction Advances and Personal Property Advances under the provisions of this Agreement. If the Consulting Engineers cannot make such a certification, whether by reason of changes in the Plans or for any other reason whatsoever, Borrower shall, before any further
Advance is made by Lender, make a Borrower's
Deposit with Lender in the amount requested by Lender or, with the consent of Lender, take such action as will justify a certification by the Consulting Engineers as herein required.

     (i) TITLE BRING-TO-DATE. The Title Company shall have issued a title bring-todate showing that title to the Land is free and clear of liens
(other than the lien of the Mortgage and Permitted
Encumbrances, if any) to the date of such Advance, and the Title Company shall have delivered an endorsement to the Title Insurance Policy to such effect in form and substance satisfactory to Lender.

     ( ) CHATTEL SEARCH If requested by Lender,
Lender shall have been provided with a current
Chattel Search Opinion showing no additional financing statement filings since the Closing Date other than financing statements naming Lender as secured party.

     (k) SURVEY. If requested by Lender, no later than five (5) Business Days prior to the date of such Advance, Borrower shall provide Lender with a current survey of the Land, which survey must be satisfactory to Lender. All such surveys shall show the location of the Improvements on the Land with relation to the boundary lines of the Land and all easements and set-back lines, shall be prepared by a registered engineer who shall guaranty thereon that such location is in compliance with all set-back lines and other applicable restrictions, and shall comply with the Survey Requirements heretofore delivered to
Borrower. As soon as the footings and foundations of each building or structure are in place, Borrower shall deliver a survey to Lender showing the location thereof and showing monuments placed at all major corners of the boundary of the Property. At any time a survey is required from Borrower, as aforesaid, an original print thereof shall be supplied to the Title Company, and it shall be a condition precedent to making any subsequent Advance that the Title Company shall certify that the same discloses no violations, encroachments, or variations of set-back or other restrictions, except such which Lender may waive in writing.

     (1) INSURANCE. All insurance required by the Loan Documents shall be in full force and effect, and Lender shall have been provided with satisfactory evidence of such coverage in accordance with the Loan Documents.

     (m) BONDS IN EFFECT. Borrower shall not have done and shall not have permitted anything to be done that would affect the coverage of any performance or labor and material payment bonds required by the terms of this Agreement, and Borrower shall, within one (1) Business Day following demand of Lender, furnish a written statement from the bonding company assuring that such coverage continues in full force and effect.

     (n) ADDITIONAL BONDS. With respect to all
Major Subcontractors identified after the Closing
Date, Lender shall have approved such Major
Subcontractors and their respective construction contracts, and if required by Lender, such parties shall have delivered performance and labor and material payment bonds, in form, substance and amount and from companies satisfactory to Lender.

     (o) PERMITS AND APPROVALS IN EFFECT. The building and other Permits and all other governmental and private approvals and authorizations required or obtained under applicable law pertaining to the construction of the Project in accordance with the Plans and Governmental Requirements shall have been issued and continue in force and effect.


ARTICLE V.

AFfIRMATIVE COVENANTS

     Borrower covenants and agrees that from the date hereof and until payment in full of all amounts owing by Borrower to Lender, unless Lender shall otherwise consent in writing:

     5.1. CONSTRUCTION OF PROJECT.

     (a) Borrower will commence construction of the Project within ten (10) Business Days of the Closing Date, but in no event prior to the execution of this Agreement and the recordation of the Mortgage, and will thereafter proceed with diligence and continuity, in a good and workmanlike manner, to construct the Project in accordance with the Plans, all Governmental
Requirements and the requirements of the Loan
Documents in accordance with the Progress
Schedule, and Borrower shall not permit cessation of work for a period in excess of fifteen (15) consecutive days without the prior written consent of Lender, provided, hawever, that the restrictions of this sentence shall not apply in the case of any failure to commence construction or any such cessation of work due to one or more
Force Majeure Events, provided, further, hawever, that (i) Borrower shall give prompt written notice
(a "Force Majeure Notice") of such cause or delay to Lender, and Borrower shall promptly commence or recommence work immediately upon termination of such cause of delay and thereafter diligently prosecute such work to completion as required hereby, and (ii) no such failure to commence construction or any such cessation of work shall in any event continue for more than forty-five
(45) consecutive days without the prior written consent of Lender. Any notice provided by Borrower pursuant to the immediately preceding sentence shall be designated a Force Majeure Notice and shall include therein a description of the events or circumstances which Borrower believes constitute a Force Majeure Event and Borrower's good faith determination of the date on which the Force Majeure Event began. Unless Lender not)fies
Borrower within ten (10) Business Days following receipt of such Force Majeure Notice that Lender disputes Borrower's characterization of the Force
Majoure Event or the commencement date thereof, the Completion Date and the Completion Period shall be extended for a period equal to the number of days during which the Force Majeure Event of which Lender has received notice continues, as such period is approved by Borrower and Lender, such approval not to be unreasonably withheld, but in no event more then forty-five (45) days in the aggregate (regardless of the number of Force
Majeure Events which may occur or the period or periods of time they may actually last). Borrower shall complete construction of the Project in accordance with the Plans and all Governmental
Requirements on or before the Completion Date.

     (b) All costs of construction of the Project in accordance with the Plans and Governmental
Requirements, including the fees and expenses of the Consulting Engineers, shall be paid by Borrower. Except as provided in Section 5.1(c) below, no work other than that shown in the Plans and the Approved Construction Budget shall be authorized or undertaken in the construction of the Project.
The cost of the construction of the Project shall include all costs of construction (both direct and indirect) and all other costs. Borrower agrees to pay all costs as they become due and payable. If the General Contractor does not proceed diligently with the completion of the work described in the Plans as required under the General Construction
Contract or fai!.s for any reason to complete the work in accordance with its obligations under the General Construction Contract, Borrower agrees to cause another contractor or contractors satisfactory to Lender to be employed at Borrower's expense to complete such work.

     (c) No changes shall be made in either the General Construction Contract or in any contract with a Major Subcontractor without the prior written approval of the Consulting Engineers and the prior written consent of Lender. No change orders will be permitted pursuant to the General
Construction Contract or any Major Subcontract without the prior written consent of Lender, the Consulting Engineers, and if required by Lender or the terms of any such contract, the Design
Professionals and any governmental authorities having jurisdiction. Lender agrees to act reasonably promptly and non-arbitrarily in the consideration of any such changes. Except when any Governmental Authority requires Lender's consent prior to giving its consent to any such change, Lender shall not be required to consider any change unless the same has first been approved in writing by the other Persons whose written approval is required under this Section.

     (d) Borrower will deliver to Lender, on
demand, any contracts, bills of sale, statements, receipts, vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or subject to the lien of the Mortgage;

     5.2. EXISTENCE, PROPERTIES, ETC Borrower will
(a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence; and (b) do or cause to be done all things necessary to obtain, extend, preserve, renew, and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks, and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all Governmental Requirements and with any and all other applicable laws, rules, regulations, and governmental orders; and at all times maintain, preserve, and protect all property material to the conduct of such business and keep such property in good repair, working order, and condition and from time to time make, or cause to be made, all needed and proper repairs, renewals, additions, improvements, and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times; provided, however, nothing herein shall be construed to require Borrower to participate in or, if at any time during the Term Borrower elects to participate in, to continue to participate in, the Medicare/Medicaid programs or any successors thereto. Borrower shall not abandon the Property.

     5.3. PAYMENT OF INDEBTEDNESS. Borrower will pay all of its indebtedness and obligations promptly and in accordance with the terms and conditions thereof and before the same become in default or subject to fine or penalty and in all events before any property of Borrower may become subject to a lien or security interest as a result of such nonpayment; provided, however, to the extent allowed by the Operating Agreement and the other Loan Documents, Borrower shall be allowed to contest the validity of any such liabilities and obligations.

     5.4. PURSUIT OF PERMITS. Borrower will
undertake all actions necessary or desirable to obtain the Permits necessary to open and operate the Project as quicl;ly as possible and in any event not later than thirty (30) days after issuance of the final or permanent certificates of occupancy delivered to Lender pursuant to Section
4.3(a)(iii) hereof, including without limitation a "Boarding Home" License issued pursuant to Chapter
18.20 of the Revised Code of Washington. Lender recognizes that certain Permits may not be obtained prior to Gompletion or substantial completion of the Project, but Borrower nevertheless covenants and agrees that it will undertake and diligently pursue all applications and other actions possible under applicable
Governmental Requirements (consistent with any stage of construction and prudent business practices) to cause all necessary Governmental
Authorities to issue the Permits as soon as lawfully possible and within the time periods prescribed by the Loan Documents.

     5.5. NOTICE OF DEFAULT. In the event any officer or agent of Borrower knows of any Event of Default which shall have occurred or knows of the occurrence of any event which, upon notice or lapse of time or both, would constitute an Event of Default, Borrower shall promptly furnish to Lender a written statement as to such occurrence, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto.

     5.6. NOTICE OF LITIGATION. Borrower shall promptly give Lender notice in writing of all litigation and of all proceedings before any governmental or regulatory agencies which, if adversely determined, would materially affect the Project, the availability of the Permits necessary to open and operate the Project as required by this Agreement and the Operating Agreement, or Borrower's or Guarantor's financial or operating condition. Upon Lender's request from time to time, Borrower shall provide Lender with a current list of all litigation or other proceedings pending against Borrower or Guarantor.

     5.7. PAYMENT OF COSTS AND EXPENSES. The Loan shall be made without cost or expense to Lender.
Borrower will pay all costs and expenses
(including attorneys' fees and the fees of the Consulting Engineers and the fees and expenses of the Disbursing Agent) incurred by Lender for preparation of the Loan Documents, perfecting the security interests of Lender in the Collateral, and all other reasonable expenses related to the Loan, whether such expenses are incurred before or after the date of this Agreement, and regardless of whether any Advance is made under the Loan
(unless Lender improperly refuses to make an Advance in accordance with the Loan Documents) and including all such costs and expenses as may be incurred by Lender in collecting the Loan. Without limiting the generality of the foregoing, Borrower agrees to pay on demand all recordation taxes, filing or recording fees, mortgage and documentary taxes, transfer taxes, certificate of title fees, and all other governmental assessments, taxes, charges, and fees that may be due upon the filing or recording of any financing statement, security agreement, mortgage, document, or like instrument for purposes of documenting or perfecting Lender's security interests in any of Borrower's real or personal property and Lender's security interests in any real or personal property given by any Guarantor to secure the Loan. As part of the costs to be paid by Borrower in accordance with this Section, Borrower shall pay to Lender a fee of $1,200 for each inspection visit of the Project made by Lender (the "Inspection Fee"); provided, however, that during the Construction Period, so long as no Event of Default has occurred and is continuing, Borrower shall not be obligated to pay such Inspection Fee more than once each calendar quarter. The Inspection Fee shall be payable in full upon receipt of Lender's invoice therefor.

     5.8. ACCESS TO PROJECT. Borrower shall permit representatives of Lender, including without limitation the Consulting Engineers, to enter upon the Land to inspect the Project at all reasonable times and also to examine all books and records of the Project, including all detailed plans, shop drawings, and specifications.

     5.9. FURTHER ASSURANCES. Borrower will
execute any and all further documents and take all further actions which may be required under applicable law, or which Lender may reasonably request, to grant, preserve, protect, and perfect
Lender's first priority security interest in the Collateral.

     5.10. APPRAISAL Borrower, at Borrower's sole cost and expense, shall deliver a current
Appraisal to Lender, within fifteen (15) Business
Days aBer Lender's request, aRer a default by Borrower or Guarantor under the Loan Documents.

     5.11. TITLE INSURANCE. Borrower shall cause the Title Company to issue the Title Insurance
Policy pursuant to the Title Insurance Commitment within thirty (30) days of the Closing Date.

     5.12. SECURITY INTEREST. To further secure this Agreement and the Loan made hereunder, and without limiting the scope, effect, or generality of any Security Agreement, Borrower hereby grants to Lender a security interest in the Personal
Property. Borrower agrees to execute such further documents, financing statements and other instruments as may be reasonably requested by Lender in order to perfect the security interests granted herein. To the extent that possession of the Personal Property is necessary or advisable to perfect the security interest, Borrower shall deliver such Personal Property to Lender upon Lender's request. Borrower agrees to provide such evidence as Lender shall request from time to time as to the perfection and first priority of such security interests and liens.

     5.13. PROCEEDS OF THE LOAN TO BE DRAWN.
Borrower shall cause the requisitions and certifications referred to herein to be made and delivered to Lender promptly so as to obtain funds as they become available for advance under the terms of this Agreement. Borrower will not borrow from any other source any amount or use any other funds which would result in postponing an Advance or would reduce the amount of an Advance that otherwise would be made under the terms of this Agreement. Borrower will provide Lender, from time to time, with evidence satisfactory to Lender that Borrower is complying with the conditions of this Section.

     5.14. DECLARATION. Promptly following
Closing, Borrower shall use all reasonable efforts to negotiate the Declaration with the other
Persons who will be parties thereto. Lender shall have the right to review and approve the Declaration and upon receipt of Lender's approval, the Declaration shall be recorded in the real property records of Pierce County, Washington, and become a Permitted Encumbrance. Upon receipt of a written request from Borrower, Lender shall consider whether the lien of the Mortgage shall be subordinated to the Declaration, which decision shall be based upon such considerations and subject to such conditions as Lender, in its sole discretion, deems necessary to protect and preserve the Collateral, including the value thereof


ARTICLE VI.
                                         NEGATIVE
COVENANTS

     Borrower covenants and agrees that, from the date hereof and until payment in full of all amounts owed by Borrower to Lender, unless Lender shall otherwise consent in writing:

     6.1. CONSOLIDATIONS, MERGERS AND
ACQUISITIONS. Borrower will not merge or consolidate with or into any corporation or other entity or acquire any ongoing business or group of assets which together constitute an operating business, or enter into any consolidation, recapitalization, or reorganization, or invest in or advance funds to any subsidiary or affiliated corporation or commence an initial public offering of the equity interests in Borrower to the public.

     6.2. INVESTMENTS, LOANS, AND ADVANCES.
Borrower will not purchase, hold or acquire baneficially any stock other securities, or evidences of indebtedness of, or make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person.

     6.3. SALE OF INTERESTS IN BORROWER. Borrower will not sell, grant or issue any interest in Borrower to any Person.

     6.4. EQUAL DISTRIBUTIONS. Until the Permanent
Loan Term commences, Borrower shall not make distributions of any of Borrower's cash or property to any Person now or hereafter owning an equity interest in Borrower. Without limiting the foregoing, Lender hereby acknowledges and agrees that fees payable to the Manager under the Management Contract and payment of the Developer's
Fee in accordance with the terms of this Agreement shall not constitute a distribution in violation of the terms of this Section 6.4.

     6.5. Judgments Borrower will not permit any judgment entered against it to remain unsatisfied for a period of more than thirty (30) days after the judgment has become final and unappealable.


ARTICLE VIl.

ASSIGNMENTS

     7.1. ASSIGNMENT OF CONSTRUCTION CONTRACT.

     As additional security for the payment of the Loan, Borrower hereby grants, transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to each Construction Contract upon the following terms and conditions:

     (a) Borrower represents and warrants that the copy of each Construction Contract the Borrower has furnished or wiLl furnish to Lender is or wiLI be (as applicable) a true and complete copy thereof, including aLI amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoffor encumbrance.

     (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform aLI of its obligations under each Construction Contract. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense
(including but not limited to attorneys' fees) resulting from any failure of Borrower to so perform.

     (c) Lender shall have the right at any time
(but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Construction Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys' fees) incurred in connection with any such action, excepting only liability arising solely from the gross negligence, willful misconduct or fraud of Lender or Lender's officers, directors, employees or duly authorized agents.

     (d) Prior to the occurrence of an Event of Default and aBcer any Event of Default is cured to the satisfaction of Lender, Borrower shall have the right to exercise its rights as owner under each Construction Contract, provided that Borrower shaLI not cancel or amend any Construction
Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender. Subject to the limitations of the preceding sentence, and subject to the approval and consent rights otherwise provided in the Loan
Documents, unless an Event of Default has occurred and is continuing, Lender shall not exercise the rights of Borrower under the Construction
Contract.

     (e) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's or Lender's name, to enforce all rights of Borrower under each Construction Contract, to the extent authorized by this Agreement. Such appointment is coupled with an interest and is therefore irrevocable.

     (f) This assignment shall inure to the
benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property and any corporation affiliated with Lender which assumes
Lender's rights and obligations under this Agreement.

     7.2. ASSIGNMENT OF PLANS.

     As additional security for the Loan, Borrower hereby grants, transfers and assigns to Lender all of Borrower's right, title and interest in and to the Plans and hereby represents and warrants to and agrees with Lender as follows:

     (a) Each schedule of the Plans delivered or to be delivered to Lender is and shatl be a complete and accurate descHption of the Plans.

     (b) The Plans are and shall be complete and adequate for the construction of the Project and there have been no mod)fications thereof except as described in the schedules thereof delivered or to be delivered to Lender as provided above. The
Plans shall not be mod)fied without the phor wdtten consent of Lender.

     (c) Lender may use the Plans for any purpose relating to the Project, including but not limited to inspections of construction and the completion of the construction of the Project.

     (d) Lender's acceptance of this assignment shall not constitute approval of the Plans by Lender. Lender has no liability or obligation in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Project contemplated by the Plans. Lender has no duty to inspect the construction of the Project, and if Lender should inspect the construction, Lender shall have no liability or obligation to Borrower or any other party arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the construction is in accordance with the Plans or any other requirement or constitute a waiver of Lender's right thereaRer to insist that the construction be completed in accordance with the Plans or any other requirement.

     (e) This assignment shall inure to the
benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property and any corporation affiliated with Lender which assumes
Lender's dghts and obligations under this Agreement.

     7.3. ASSIGNMENT OF DESIGN SERVICES CONTRACT.

     As additional security for the payment of the Loan, Borrower hereby grants, transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to each Design Services Contract upon the following terms and conditions:

     (a) Borrower represents and warrants that the copy of each Design Services Contract the Borrower has furnished or will furnish to Lender is or will be (as applicable) a true and complete copy thereof, including all amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoffor encumbrance.

     (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Design Services
Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Design Services Contract.
Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to attorneys' fees) resulting from any failure of Borrower to so perform.

     (c) Lender shall have the right at any time
(but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Design
Services Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold
Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys' fees) incurred in connection with any such action, excepting only liability arising solely from the gross negligence, willful misconduct or fraud of Lender or Lender's officers, directors, employees or duly authorized agents.

     (d) Prior to the occurrence of an Event of Default and after any Event of Default is cured to the satisfaction of Lender, Borrower shall have the right to exercise its rights as owner under each Design Services Contract, provided that Borrower shall not cancel or amend any Design
Services Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender. Subject to the limitations of the preceding sentence, and subject to the approval and consent rights otherwise provided in the Loan
Documents, unless an Event of Default has occurred and is continuing, Lender shall not exercise the rights of Borrower under any Design Services
Contract.

     (e) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's or Lender's name, to enforce all rights of Borrower under each Design Services Contract, to the extent authorized by this Agreement. Such appointment is coupled with an interest and is therefore irrevocable.

     (f) This assignment shall inure to the
benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property and any corporation affiliated with Lender which assumes
Lender's rights and obligations under this Agreement.

     7.4. ASSIGNMENT OF DEVELOPMENT AGREEMENT.

     As additional security for the payment of the Loan, Borrower hereby grants, transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to the Development Agreement upon the following terms and conditions:

     (a) Borrower represents and warrants that the copy of the Development Agreement the Borrower has furnished or will furnish to Lender is or will be (as applicable) a true and complete copy thereof, including all amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

     (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under the Development Agreement, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under the Development Agreement. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense
(including but not limited to attorneys' fees) resulting from any failure of Borrower to so perform.

     (c) Lender shall have the right at any time
(but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under the Development Agreement or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold
Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys' fees) incurred in connection with any such action, excepting only liability arising solely from the gross negligence, willful misconduct or fraud of Lender or Lender's officers, directors, employees or duly authorized agents.

     (d) Prior to the occurrence of an Event of Default and after any Event of Default is cured to the satisfaction of Lender, Borrower shall have the right to exercise its rights as owner under the Development Agreement, provided that Borrower shall not cancel or amend the Development
Agreement or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender. Subject to the limitations of the preceding sentence, and subject to the approval and consent rights otherwise provided in the Loan
Documents, unless an Event of Default has occurred and is continuing, Lender shall not exercise the rights of Borrower under the Development
Agreement.

     (e) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's or Lender's name, to enforce all rights of Borrower under the Development Agreement, to the extent authorized by this Agreement. Such appointment is coupled with an interest and is therefore irrevocable.

     (f) This assignment shall inure to the
benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property and any corporation affiliated with Lender which assumes
Lender's rights and obligations under this Agreement.

ARTICLE VIII.
                           REPRESENTATIONS AND
WARRANTIES

     Borrower makes the following representations and warranties to Lender on the date hereof and at the time any Advance is made, and with respect to each such Advance; provided, hcswever, if at the time that an Advance is requested Borrower is unable to make one or more of the following representations or warranties, then Borrower shall not be required to make such representation or warranty if Borrower shall have given Lender written notice of, and Lender shall have accepted, Borrower's inability to make such representation or warranty, which notice shall identify each representation and warranty that Borrower is unable to make and shall include an explanation in reasonable detail as to why Borrower is unable to make such representation or warranty. If Borrower is unable to make one or more of the representations or warranties contained in this Article with respect to any requested Advance and such inability is not accepted by Lender as provided in the preceding sentence, such inability shall constitute a failure to satisfy the condition precedent set forth in Section 4.4 with respect to such requested Advance.

     8.1. ORGANIZATION, POWER, ETC. Borrower (a) is a corporation, duly formed, validly existing and in good standing under the laws of the State of Washington, (b) has the corporate power and authority to own its properties and assets and to carry on its business as now conducted, (c) has the corporate power to execute, deliver and perform its obligations under each of the Loan
Documents and each agreement or instrument contemplated thereby to which it is or will be a party, and (d) is qualified to do business in every jurisdiction where such qualification is necessary except where the failure so to qualify would not have a materially adverse effect on its business, properties, operations, prospects or condition, financial or otherwise, or would impair its ability to perform its obligations under or in connection with the Loan Documents.

     8.2. AUTHORIZATION OF BORROWING, ETC The borrowings hereunder and the execution, delivery and performance of each of the Loan Documents have been duly authorized by all requisite action on the part of Borrower and will not (a) contravene any provision of law, any order of any court or other agency of government, which contravention could reasonably be expected to have a material adverse effect upon the prospects, profits, or financial or operating condition of Borrower or Borrower's ability to perform its obligations under the Loan Documents, or (b) contravene the articles of incorporation, bylaws, or other charter documents governing Borrower or any indenture, agreement, or other instrument binding upon Borrower, which contravention could reasonably be expected to have a material adverse effect upon the prospects, profits, or financial or operating condition of Borrower or Borrower's ability to perform its obligations under the Loan
Documents, or (c) be in conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, document or other instrument binding upon Borrower, which default or breach could reasonably be expected to have a material adverse effect upon the prospects, profits, or financial or operating condition of Borrower or Borrower's ability to perform its obligations under the Loan Documents, or (d) result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except pursuant to the Loan Documents.

     8.3. GOVERNMENTAL APPROVAL Except as provided in the Operating Agreement with respect to the Permits necessary to construct, open and operate the Project as an assisted living facility, no action or consent of, or registration or filing with, any Governmental Authority is required under existing law in connection with the execution, delivery, and performance by Borrower of this Agreement, the borrowings hereunder or the execution and delivery by Borrower of any of the Loan Documents, or, if any such action, consent, filing, or registration is required, Borrower has given Lender written notice thereof, including notice that (a) the required action has been taken, (b) the required consent has been obtained, and/or (c) the required filing or registration has been made.

     8.4. PLANS APPROVED. The Plans have been approved by all Governmental Authorities having jurisdiction, and all necessary building and all other construction related Permits and all other governmental and private authorizations and approvals with respect to the Plans and construction of the Improvements have been obtained.

     8.5. LITIGATION.

     (a) On the date of this Agreement, there are no actions, suits, or proceedings at law or in equity or by or before any Governmental Authority pending against Borrower or Emeritus or affecting the Project or the Property other than as disclosed on Schedule II hereto, and, to Borrower's knowledge, there are no actions, suits, or proceedings threatened against or affecting
Borrower or Emeritus or any property or rights of Borrower or Emeritus, including the Project or the Property.

     (b) There are no pending actions, suits, or proceedings at law or in equity or by or before any Governmental Authority which if adversely determined would have a material adverse effect upon the prospects, profits, or financial or operating condition of Borrower or Emeritus.

     (c) Neither Borrower nor Emeritus is in
default with respect to any judgment, order, writ, injunction, decree, demand, rule, or regulations of any court, arbitrator, grand jury, or of any Governmental Authority.

     8.6. AGREEMENTS Neither Borrower nor Emeritus is a party to, or bound by, any contract or instrument, or subject to any charter or other corporate restriction, materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of Borrower or Emeritus.

     8.7. TAXES. Borrower and Emeritus have filed and will continue to file all United States income tax returns and all state income tax returns that are required to be filed, and have paid, or made adequate provisions for the payment of, all taxes that have or may become due pursuant to said returns or pursuant to any assessment received by Borrower or Emeritus, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

     8.8. COMPLIANCE WITH LAW. To the best of
Borrower's knowledge, after due investigation and inquiry, Borrower and Emeritus are in compliance, in all material respects, with all applicable statutes, rules, regulations, orders, and restrictions of any Governmental Authority having jurisdiction over the conduct of their businesses or the ownership of their properties. The construction to be performed on the Land in accordance with the Plans and upon obtaining the required Permits described in the Operating
Agreement, the use and continued use of the Project as an Assisted Living Facility, will not violate any environmental, ecological, subdivision, zoning, use, or other Governmental
Requirement or any agreement applicable to the Land, the Property or the Project.

     8.9. ERISA. Based upon ERISA and published interpretations thereunder, Borrower, Emeritus, their affiliates and any employee plan or pension plan of Borrower or Emeritus are in compliance in all material respects with ERISA.

     8.10. FINANCIAL STATEMENTS. Each financial statement of Borrower and Emeritus delivered to Lender heretofore, concurrently herewith, or hereafter, was and will be prepared in conformity with GAAP, or other good accounting principles approved by Lender in writing, applied on a basis consistent with that of previous statements and completely and accurately discloses the financial condition of Borrower and Emeritus (including all contingent liabilities) as of the date thereof and for the period covered thereby, and there has been no material adverse change in either Borrower's or Emeritus' financial condition subsequent to the date of the most recent financial statement of Borrower and Emeritus delivered to Lender.

     8.11. FISCAL YEARS. Borrower's fiscal year begins on January 1 and ends on December 31. The fiscal year of Emeritus begins on January 1 and ends on December 31.

     8.12. PLACE OF BUSINESS On the date of this
Agreement, the address of Borrower's chief executive offlce and chief place of business is 3131 Elliott Avenue, Suite 500, Seaule, Washington
98121, which is the mailing address for Borrower.

     8.13. BROKERAGE COMMISSION. Borrower has not made any agreement or taken any action that may cause anyone to become entitled to a commission or finder's fee directly attributable to the making of the Loan or the acquisition of the Property, except as disclosed in the Loan Application and the Acquisition Contract.


ARTICLE IX.
              EVENTS OF DEFAULT AND CERTAIN
REMEDIES

     9.1. DEFAULT. The occurrence of any of the following shall be deemed an Event of

     (a) A failure to pay any sum due and payable under the terms of the Note, the Mortgage, this Agreement or any of the other Loan Documents as and when the same becomes due and payable and the continuation of such failure a period of ten (10) days after such payment is due; provided that in the case of any payment of Additional Interest due and payable under the terms of the Note, the grace period afforded Borrower shall be limited to five
(5) days; and provided, further, that in the case of payments due on the Maturity Date of the Note, no grace period shall apply; or

     (b) A failure to perform any term, condition or covenant of the Note, the Mortgage, this Agreement or any of the other Loan Documents
(other than a failure to pay any sum due and payable thereunder) as and when required by the terms of such Loan Documents, and unless otherwise provided in this Agreement or the other Loan
Documents, the continuation of such failure for a period of thirty (30) days following wriKen notice of such failure from Lender to Borrower, or

     (c) Any representation, warranty, or
statement made by Borrower or Emeritus in, under, or pursuant to the Loan Documents is determined by Lender to be false or misleading in any material respect as of the date hereof or thereof or shall become so at any time prior to the repayment in full of the Loan; or

     (d) Any representation, warranty, or
statement made by the Architect or any other
Design Professional, the General Contractor or any subcontractor or any other Person engaged by or on behalf of Borrower or Emeritus in connection with the development, construction or operation of the Project, in, under or pursuant to the Loan
Documents is determined by Lender to be false or misleading in any material respect as of the date hereof or thereof or shall become so at any time prior to the repayment in full of the Loan; or

     (e) Failure of the Title Company to deliver the Title Insurance Policy as required herein within thirty (30) days of the Closing Date and the continuation of such failure for a period of five (5) Business Days following wriKen notice of such failure from Lender to Borrower; or

     (f) Failure to complete construction of the Improvements in accordance with the Plans and all applicable Governmental Requirements on or before the expiration of the Construction Period, as evidenced by the issuance of a certificate of substantial completion by the Architect and Consulting Engineers and a "punch list" of outstanding items approved by Borrower and the Consulting Engineers as being the only items remaining to be completed under the General
Construction Contract; or

     (g) If the Project is so materially injured or destroyed by fire or other casualty that the Consulting Engineers are unable to certify to Lender or Lender, in its sole discretion, is otherwise unable to confine, that the construction of the Project in accordance with the Plans and all Governmental Requirements and any additional construction or repair necessary as a result of the fire or other casualty will be completed prior to the Completion Date (as such Completion Date may be extended in accordance with the provisions of Section 5.1 hereof as a result of Force Majeure
Events); or

     (h) If Borrower fails to satisfy the
conditions to any Advance within thirty (30) days following the submission of a Requisition for Advance requesting such Advance; or

     (i)  Any change in the stock ownership of
Borrower; or

     (j) If Borrower or its directors or
stockholders shall institute any proceedings for the dissolution or liquidation of Borrower or fail to protect and preserve Borrower's independent corporate franchise or pay taxes imposed in connection therewith or comply with any and all additional requirements under Governmental
Requirements necessary thereto; or

     (k) Any court of competent jurisdiction shall sign an order (i) adjudicating Borrower or any Guarantor bankrupt, (ii) appointing a trustee or receiver of the Property or any substantial or material portion thereof, or (iii) approving a petition for, or effecting, an arrangement in bankruptcy, or any other judicial mod)fication or alteration of the rights of Lender or of other creditors of Borrower or any Guarantor, or if Borrower or any Guarantor shaD (A) file any petition in bankruptcy or become the subject of any involuntary petition filed in bankruptcy or
(B) consent to any other action seeking any such judicial order; or if Borrower or any Guarantor shaD make an assignment for the benefit of creditors or shad admit in writing its inability to pay its or their debts generally as they become due; it being agreed that for purposes of this provision, the term Borrower shaR be deemed to include aD Persons included in the Borrowing Group if the rights of Lender under the Loan Documents or the enforcement of any remedies of Lender under the Loan Documents are chaRenged, stayed or affected in or as a result of any proceedings involving any such member of the Borrowing Group;
or

     (l) If the Tangible Net Worth of Emeritus as set forth in the financial statements required to be delivered to Lender with respect to Emeritus pursuant to the Operating Agreement is less than $25,000,000 or if Borrower or Emeritus fails to deliver such financial statements (without intending to waive any Event of Default which might otherwise result from such failure), if Lender otherwise determines that the Tangible Net
Worth of Emeritus is less than $25,000,000; or

     (m) The occurrence of an event of default
(regardRess of how such default may be defined or described) under any of the other Loan Documents and the expiration of any cure period expressly provided with respect thereto.

     9.2. Remedies Upon the occurrence of an Event of Default, Lender may exercise any one or more of the following rights or remedies or any other rights or remedies available to Lender at law or in equity upon the occurrence of an Event of Default hereunder:

     (a) Lender shall have no further obligation to make any additional Advances to Borrower, and Lender may declare the Note to be immediately due and payable, whereupon the Note shall become immediately due and payable, both as to principal and interest, without presentment, protest, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding.

     (b) Lender may (but shall not be obliged to) apply any part of the undisbursed proceeds of the Loan to the payment of all costs and expenses that may be incurred by Lender under any Loan Document as a result of an Event of Default and to the payment of interest on the Note.

     (c) Lender may, at its election, proceed to finish construction of the Project, and for that purpose may employ such contractors, agents, and employees as it deems appropriate and may advance any proceeds of the Loan remaining unadvanced, as well as any previously made Borrower's Deposit and any balance in the Mandatory Sweep Account, which proceeds and other sums, together with any additional sums required to protect and preserve the Project and Lender's interest therein, shall be secured by the Mortgage.

     (d) Borrower hereby irrevocably constitutes and appoints Lender Borrower's attorney-in-fact
(which appointment shall be deemed coupled with an interest) for and in its name or the name of Borrower to perform all the obligations of Borrower under the terms of this Agreement, and to exercise all the rights and powers of Borrower under the General Construction Contract, the contracts with the Design Professionals, and such other contracts and agreements as Borrower has executed or should have executed or intends to execute in connection with completion of construction of the Project, and payment of all costs relating thereto. Borrower hereby grants and gives to Lender full power and authority to do and perform all and every act and thing whatsoever authorized, permitted, requisite, or necessary to be done by Borrower to complete construction of the Project in accordance with the Plans and all Governmental Requirements and to pay all costs in connection therewith, to all intents and purposes the same as Borrower migh't do, hereby ratifying and confirming all the said attorney shall lawfully do or choose to do or be done by virtue hereof, it being understood and agreed that the aforesaid provisions impose no duty or obligation on Lender to do or perform any act whatsoever. Any such action by Lender shall not relieve Borrower of its responsibility to furnish any additional funds needed to complete construction of the Project in accordance with the Plans and all Governmental Requirements. Upon demand by Lender, any or all agreements or contracts with the General Contractor, subcontractors, and suppliers shall be assigned to Lender by Borrower and/or the General Contractor, subcontractors, and suppliers.
After an Event of Default, Lender may, at its sole discretion, continue to make Advances and all sums so advanced shall be deemed Advances under this Agreement and not modifications thereof.

     9.3. REMEDIES CUMULATIVE. The rights and remedies of Lender upon the occurrence of an Event of Default set forth herein are in addition to the rights and remedies contained elsewhere in the Loan Documents, and available at law and in equity. No failure by Lender to exercise and no delay in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other further exercise thereof or the exercise of any other right, power, or privilege.
Each waiver shall be strictly construed and shall apply only to the next succeeding disbursement.

                                         ARTICLE
X.
LENDER'S DISCLAIMERS - BORROWER'S INDEMNITIES

     10.1. NO OBLIGATION BY LENDER TO CONSTRUCT.
Lender has no liability or obligation whatsoever or howsoever in connection with the Property or the development, construction, or completion thereof or work performed thereon, and has no obligation except to disburse the Loan proceeds as herein agreed. Lender is not obligated to inspect the Project nor is Lender liable, and under no circumstances whatsoever shall Lender be or become liable, for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Property, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower or Guarantor to Lender or to any other person, firm or entity without limitation. Nothing, including without limitation any disbursement of Loan proceeds or the Borrower's Deposit or funds from the Mandatory Sweep Account nor acceptance of any document or instrument, shall be construed as such a representation or warranty, express or implied, on Lender's part.

     10.2. NO OBLIGATION BY LENDER TO OPERATE. Any term or condition of any of the Loan Documents to the contrary notwithstanding, Lender shall not have, and by its execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrower or Guarantor. Moreover, Lender's approval of the Plans is solely for the benefit of Lender and shall not be deemed a representation, warranty or guaranty as to the completeness, correctness or adequacy (legal, technical or otherwise) of the Plans or the work of any person who prepared the Plans, and Lender's approval of the Plans shall not be relied upon by Borrower, Guarantor or any other person for any purpose. Any term or condition of the Loan Documents which permits Lender to disburse funds, whether from the proceeds of the Loan, the Borrower's Deposit, the Mandatory Sweep Account or otherwise, or to take or refrain from taking any action with respect to Borrower, Guarantor, the Property or any other
Collateral, shall be deemed to be solely to permit
Lender to audit and review the management, operation and conduct of the business and affairs of Borrower and Guarantor, and to maintain and preserve the security given by Borrower to Lender for the Loan, and may not be relied upon by any other person. Further, Lender shall not have, has not assumed and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower or Guarantor and no term or condition of the Loan Documents shall be construed otherwise.
Borrower hereby expressly acknowledges that no term or condition of the Loan Documents shall be construed so as to deem the relationship between Borrower, Guarantor and Lender to be other than that of borrower, guarantor and lender, and Borrower shall at all times represent that the relationship between Borrower, Guarantor and
Lender is solely that of borrower, guarantor and lender. Borrower hereby indemnifies and agrees to hold Lender harmless from and against any cost, expense or liability incurred or suffered by Lender as a result of any assertion or claim of any obligation or responsibility of Lender for the management, operation and conduct of the business and affairs of Borrower or Guarantor, or as a result of any assertion or claim of any liability or responsibility of Lender for the payment or performance of any indebtedness or obligation of Borrower or Guarantor.

     10.3. INDEMNTY BY BORROWER BORROWER HEREBY
INDEMNIFES LENDER, ANY SUBSEQUENT HOLDER OF THE
NOTE AND OCWEN FINANCL9L CORPORATION AND THEIR
RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND
AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS
AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS,
DAMAGES, COSTS, AND EXPENSES TO WHICH ANY OF THEM
MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES,
LIABILITES, CLAIMS, DAMAGES, COSTS, AND EXPENSES
ARISE FROM OR RELATE TO ANY OF THE LOAN DOCUMENTS
OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR
FROM ANY INVESTIGATION, LITIGATION, OR OTHER
PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY
THREATENED INVESTIGATION, LITIGATION, OR OTHER
PROCEEDING RELATING TO ANY OF THE FOREGOING
(WHETHER OR NOT THE NEGLIGENCE OF TEE INDEMNIFED
PARTY WAS TlE SOLE OR A CONTRlBUTlNG CAUSE THEREOF
TO THE EXTENT PERMITTED BY APPLICABLE LAW;
PROVIDED, HOWEVER, NOTWITHSTANDING ANY PROVISION
OF THE LOAN DOCUMENTS TO THE CONTRARY, 1N NO EVENT
SHALL BORROWER'S DEFENSE AND INDEMNIFICATION
OBLIGATIONS UNDER THE LOAN DOCUMENTS EXTEND TO ANY
GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR FRAUD OF
LENDER, OR LENDER'S OFFICERS, DIRECTORS, EMPLOYEES
OR DULY AUTHORIZED AGENTS). WITHOUT INTENDING TO
LIMIT THE REMEDIES AVAILABLE TO LENDER WITH
RESPECT TO THE ENFORCEMENT OF ITS INDEMNIFICATION
RIGHTS AS STATED HEREIN OR AS STATED IN ANY LOAN
DOCUMENT, IN THE EVENT ANY CLAD!vI OR DEMAND IS
MADE OR ANY OTHER FACT COMES TO THE ATTENTION OF
LENDER IN CONNECTION WITH, RELATING OR PERTAINING
TO, OR ARISING OUT OF THE TRANSACTIONS
CONTEMPLATED BY 'l'HlS AGREEMENT, WHICH LENDER
REASONABLY BELIEVES MIGHT INVOLVE OR LEAD TO SOME
LIABILITY OF LENDER, BORROWER SHALL, IMMEDIATELY
UPON RECEIPT OF WRITTEN NOTIFICATION FROM LENDER
OF ANY SUCH CLAIM OR DEMAND OR UPON OBTAINING
ACTUAL NOTICE THEREOF, WHICHEVER OCCURS FIRST,
ASSUME 1N FULL THE PERSONAL RESPONSIBILITY FOR AND
THE DEFENSE OF ANY SUCH CLAIM OR DEMAND AND PAY 1N
CONNECTION THEREWITH ANY LOSS, DAMAGE, DEFICIENCY,
LIABILITY OR OBLIGATION, INCLUDING, WITHOUT
LIMITATION, LEGAL FEES AMD COURT COSTS INCURRED IN
CONNECTION THEREWITH. IN THE EVENT OF COURT ACTION
1N CONNECTION WITH ANY SUCH CLAIM OR DEMAND,
BORROWER SHALL ASSUME 1N FULL THE RESPONSIBILITY
FOR THE DEFENSE OF ANY SUCH ACTION AMD SHALL
IMMEDIATELY SATISFY AND DISCHARGE ANY FINAL AND
NONAPPEALABLE DECREE OR JUDGMENT RENDERED THEREIN.
LENDER MAY, IN ITS SOLE DISCRETION, MAKE ANY
PAYMENTS SUSTAINED OR INCURRED BY REASON OF ANY OF
THE FOREGOING; AND BORROWER SHALL IMMEDIATELY
REPAY TO LENDER, IN CASH AND NOT WITH PROCEEDS OF
THE LOAN, OR AMOUNT OF SUCH PAYMENT, WITH INTEREST
THEREON AT THE MAXIMUM RATE OF INTEREST PERMITTED
BY APPLICABLE LAW FROM THE DATE OF SUCH PAYMENT.
LENDER SHALL HAVE THE RIGHT TO JOIN BORROWER AS A
PARTY DEFENDANT IN ANY LEGAL ACTION BROUGHT
AGAINST LENDER, AND BORROWER HEREBY CONSENTS TO
THE ENTRY OF AN ORDER MAKING BORROWER A PARTY
DEFENDANT TO ANY SUCH ACTION.



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

     10.4. NO AGENCY. Nothing herein shall be construed as making or constituting Lender as the agent of Borrower in making payments pursuant to any Construction Contracts or subcontracts entered into by Borrower for construction of the Improvements or otherwise. The purpose of all requirements of Lender hereunder is solely to allow Lender to check and require documentation
(including, but not limited to, lien waivers) sufficient to protect Lender and the Loan contemplated hereby. Borrower shall have no right to rely on any procedures required by Lender, Borrower hereby acknowledging that Borrower has sole responsibility for constructing the Project in accordance with the Plans and Governmental
Requirements and paying for work done in accordance therewith and that Borrower has solely, on Borrower's own behalf, selected or approved each contractor, each subcontractor and each materialman, Lender having no responsibility for any such persons or entities or for the quality of their materials or workmanship.

     10.5. RELATIONSHIP OF PARTIES. THE
RELATIONSHIP BETWEEN BORROWER AND LENDER IS, AND
AT ALL TIMES SHALL REMAIN, SOLELY THAT OF DEBTOR
AND CREDITOR, AND SHALL NOT BE, OR BE CONSTRUED TO
BE, A JOINT VENTU1lE, EQUITY VENTVRE, PARTNERSHIP
OR OTHER RELATIONSHIP OF ANY NATURE.

     10.6. LIABILITY OF LENDER. Lender shall not be liable hereunder for any act or omission by it, in the absence of fraud, willful misconduct or gross negligence. Lender shall incur no liability to Borrower by acting upon any certificate or other paper believed by it to be genuine and purporting to be assigned by the proper party or with respect to anything which Lender may do or refrain from doing unless it amounts to fraud, willful misconduct or gross negligence. Lender may consult with counsel selected by it, and any action taken or suffered in good faith by it in accordance with the opinion of such counsel shall be full justification and protection to it.


ARTICLE XI.

MISCELLANEOUS

     11.1. AMENDMENT; WAIVER. No amendment or waiver of any provision of this Agreement or the other Loan Documents and no consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. Any such waiver, consent, or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar, or other circumstances. Each holder of the Note shall be bound by any modification, waiver, or consent authorized by this Section whether or not the Note shall have been marked to indicate such modification, waiver, or consent. No waiver by Lender of any breach or default of or by Borrower under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring. In no event shall the delay of enforcement of any rights or remedies available to Lender, or any other indulgence, be construed as a waiver of rights or remedies unless the same shall be agreed to in writing by Lender.

     11.2. SEVERABILITY. In the event any
provision of this Agreement is declared or adjudged to be unenforceable or unlawful by any Governmental Authority, then such unenforceable or unlawful provision shall be excised herefrom, and the remainder of this Agreement, together with all rights and remedies granted thereby, shall continue and remain in full force and effect.





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

     11.3. ESTOPPEL CERTIFICATES. Borrower, within ten Business Days (10) days aRer written request by mail, will furnish an estoppel certificate or written statement, duly acknowledged, stating (a) the amounts advanced to it under this Agreement,
(b) the amounts due under the Note, (c) the indebtedness secured by the Mortgage, (d) whether any offsets or defenses exist thereunder or against the said indebtedness secured by the Mortgage, and (e) such other maners as may be reasonably requested by Lender.

     11.4. ADVERTISING BY LENDER. Borrower agrees that during the Loan term, Lender may erect and maintain on the Property one or more advertising signs indicating that the construction financing for the Project has been provided by Lender and may, from time to time during or after the term of the Loan, place in one or more newspapers or other publications advertisements, announcements and other similar notices indicating that financing for the Project has been provided by Lender.

     11.5. PARTICIPATIONS. Lender shall have the right at any time to sell, assign, transfer, negotiate or grant participations in all or any part of the Loan or the Note. Borrower hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of Borrower to each such participant. Notwithstanding the sale, assignment, negotiation or grant of participations in the Loan or the Note, (a)
Borrower shall be entitled to rely conclusively on any consent, approval or notice given by Lender to Borrower pursuant to this Agreement and the other
Loan Documents and (b) Borrower shall have no obligation to request any consent or approval from, give any notice to or respond to any notice given by, any purchaser or assignee of, or participant in, all or any part of the Loan or the Note.

     11.6. GOVERNING LAW. THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF WASHINGTON (EXCLUDING
CONFLICTS OF LAWS) AND THE UNITED STATES OF
AMERICA. PIERCE COUNTY, WASHINGTON, SHALL BE A
PROPER PLACE OF V1INUE FOR ALL SUITS TO ENFORCE
THIS AGREEMENT. BORROWER AND LENDER EACH HEREBY
IRREVOCABLY AGREE THAT ANY LEGAL PROCEEDING
ARISING OUT OF OR 1N CONNECTION WITH THIS
AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS
SHALL BE BROUGHT 1N THE SUPERIOR COURTS OF PIERCE
COUNTY, WASHINGTON, OR THE UNITED STATES DISTRICT
COURT FOR THE WESTERN DISTRICT OF WASHINGTON.
BORROWER HEREBY SUBMITS TO THE JURISDICTION OF
SUCH COURTS AND ACKNOWLEDGES AND AGREES THAT
BORROWER'S AGREEMENT TO SUBMIT TO SUCH
JURISDICTION IS A MATERIAL INDUCEMENT TO LENDER TO
MAKE THE LOAN.

     11.7. HEADINGS. The captions used for the Articles and Sections in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Agreement or any Article or Section hereof.

     11.8. NOTICES. No notice or other
communication shall be deemed given unless sent in the manner, and to the persons, specified in this Section at the addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by lilce notice) set forth in this Section 11.8. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon receipt if delivered personally or if deposited with the United States Postal Service as registered or certified mail, return receipt requested, (b) at noon on the first Business Day after dispatch if sent by reputable overnight courier capable of providing evidence of delivery,



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

or (c) upon the completion of transmission (which is confirmed telephonically by the receiving party) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient:

If to Borrower:          Emeritus Properties III,
Inc.
               c/o Emeritus Corporation
               3131 Elliott Avenue, Suite 500
               Seattle, Washington 98121
               Attention: President
               Telecopy or Facsimile Number: (206)
          301-4500
               Confirmation Number: (206) 298-2909

With a copy to:          The Nathanson Group
               1411 Fourth Avenue, Suite 905
               Seattle, Washington 98101
               Attention: RandiNathanson,Esq.
               Telecopy or Facsimile Number:
          (206)623-1738
               Confirmation Number: (206) 623-6239

If to Lender:       Ocwen Federal Bank FSB
               1675 Palm Beach Lakes Boulevard
               West Palm Beach, Florida 33401
               Attention: Secretary
               Telecopy or Facsimile Number: (561)
          681-8177
               Confirmation Number: (561) 681-8000

Notwithstanding the foregoing, any notice in fact received shall be effective as of the time of receipt.

     11.9. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note and shall continue in full force and effect so long as the Note or any amount due hereunder is outstanding and unpaid.

     11.10. MUTUAL WAIVER OF JURY TRIAL. LENDER
AND BORROWER EACH WAIVE ALL RIGHTS TO TRIAL BY
JURY OF ANY AND ALL CLAIMS, COUNTER CLAMIS, AND
DEFENSES AMONG AND BETWEEN ANY OF THEM ARISING
UNDER THIS AGREEMENT, THE NOTE, THE OTHER LOAN
DOCUMENTS, OR ANY OTHER AGREEMENT OR AGREEMENTS
BETWEEN OR AMONG ANY OF THEM AT ANY TIME RELATING
TO THE LOAN, INCLUDING ANY SUCH AGREEMENTS,
WHETHER WRITTEN OR ORAL, MADE OR ALLEGED TO HAVE
BEEN MADE AT ANY TIME PRIOR TO THE DATE HEREOF,
AND ALL AGREEMENTS MADE HEREAFTER OR
OTHERWISE. IN MAKING THIS WAIVER LENDER AND
BORROWER
ACKNOWLEDGE AND AGREE THAT ANY AND ALL SUCH CLASS,
COUNTERCLAIMS, AND DEFENSES SHALL BE HEARD BY A
JUDGE OF A COURT  OF COMPETENT JURISDICTION,
WITHOUT A JURY. LENDER AND BORROWER ACKNOWLEDGE
AND AGREE THAT THIS WAIVER OF TRIAL BY JURY IS A
MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS
AGREEMENT. LENDER AND BORROWER ACKNOWLEDGE THAT
THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THIS
WAIVER IS MADE KNOWINGLY AND VOLUNTARILY AFTER
CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT
WITH, COUNSEL OF ITS CHOICE.

     11.11. CONTROLLING DOCUMENT. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of any other Loan Document (other than the Note), the terms and conditions of this Agreement shall control. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Note, the terms and conditions of the Note shall control.

     11.12. SUCCESSORS; NO ASSIGNMENT. This
Agreement shall be binding upon and inure to the benefit of Borrower, its successors, and those assigns consented to in writing by Lender, and upon Lender, its successors and assigns. Any assignment attempted by Borrower without the written consent of Lender shall be void. Wherever the word "Lender" is used herein it shall be deemed to include also the successors and assigns of Lender, and the word "Borrower" shall include the successors of Borrower and shall include those assignees of Borrower consented to in writing by Lender. No consent by Lender of an assignment by Borrower shall release Borrower as a party primarily obligated and liable under the terms of this Agreement unless Borrower shall be released specifically by Lender in writing. No consent by Lender to an assignment shall be deemed to be a waiver of the requirement of consent by Lender of each and every further assignment, as a condition precedent to the effectiveness of such assignment.

     11.13. TIME. Time is of the essence of this Agreement and each and every term, covenant, and condition herein.

     11.14. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which when taken together shall be construed as a single instrument.

     11.15. FINAL AGREEMENT OF THE PARTIES. THIS
AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT
THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY
NOT BE CONTRADICTED (OR CANCELED) BY EVIDENCE OF
PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL
AGREEMENTS BETWEEN THE PARTES.

     11.16. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR
ORAL COMMITMENTS TO LOAN MONEY. EXTEND CREDIT, OR
TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE
NOT ENFORCEABLE UNDER WASHINGTON LAW.

     WITNESS WHEREOF, and intending to be legally bound hereby, Borrower and Lender execute this Agreement under seal the day and year first above wntten.


               BORROWER:

               EMERITUS PROPERTIES III, INC.,
               a Washington corporation

               By: /s/ Kelly J. Price
               Name: Kelly J. Price
               Title: Secretary

               LENDER:

               OCWEN FEDERAL BANK FSB

               By: /s/ John W. Halverson
               Name: John W. Halverson
               Title: Vice President




































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